                                                                   EXHIBIT 10.56

                          MASTER EQUIPMENT LEASE NO. 1
                                  (True Lease)

This Master Equipment Lease dated as of April 7, 1998, together with all Equipment Schedules annexed hereto, is between M&T Financial Corporation, a New York corporation with its principal office at One Fountain Plaza, Buffalo, NY 14203, Attention: Counsel's Office ("Lessor"), and CVC Products, Inc. a corporation organized under the laws of the state of Delaware with its chief executive office at 525 Lee Road, Rochester, NY 14606 ("Lessee").

Lease. Subject to the terms hereof, Lessor shall lease to Lessee, and Lessee shall lease from Lessor, the units of personal property (collectively, the "Equipment" and separately, a "Unit") described on each Equipment Schedule (each an "Equipment Schedule" or "Schedule") now or hereafter attached hereto, each of which shall incorporate all the terms and conditions of this Master Equipment Lease. Each Equipment Schedule shall constitute a separate lease and the term "Lease" as used below shall refer to an individual Equipment Schedule which incorporates this Master Equipment Lease, together with the Certificate of Acceptance for that Schedule. In case of inconsistency, the terms of the Schedule shall control.

Term. The "Term" of this Lease shall consist of (i) the Interim Term (if any) and (ii) the Base Term. The Interim Term will commence on the date the Lessor disburses funds to pay for the Equipment and shall extend to but not include the Rent Commencement Date (the "Interim Term"). The Initial Base Term shall commence on the earlier of (a) the Rent Commencement Date stated on the Equipment Schedule or (b) the date of the Lessee's Certificate of Acceptance for the Equipment (the "Acceptance Date") and shall continue for the number of periods specified on the Schedule (the "Base Term"). Lessor is authorized to enter the commencement date and other ministerial information on the Schedule upon receipt of the Certificate of Acceptance. The terms and conditions of this Lease shall continue in effect during any renewal term.

Rent; Late Charge. Lessee agrees to pay directly to Lessor at the above address or to Lessor's Assignee the rental payments plus any interim rent as specified on the Equipment Schedule together with all other amounts which may become due under this Lease (the "Rent"). All Rent shall be paid without notice or demand. If any Rent is not received within 5 days of the date due, Lessor may charge and Lessee shall be obligated to pay a late charge in the amount specified on the Equipment Schedule, or, if none is so specified, 5% of the delinquent amount.

Net Lease; Lessee's Obligations Absolute. This Lease is a net lease. Lessee's obligation to pay Rent shall be absolute and unconditional and shall not be subject to any abatement, deferral, reduction, defense, counterclaim, setoff or recoupment for any reason, including without limitation any claim against the manufacturer or loss of possession or use of the Equipment.

Disclaimer of Warranties; Lessee's Obligations. LESSEE ACKNOWLEDGES THAT FOR THE PURPOSES OF UCC ARTICLE 2A THIS IS A STATUTORY FINANCE LEASE AND LESSOR IS NOT AN AGENT OF THE MANUFACTURER OR VENDOR OF THE EQUIPMENT. LESSEE SELECTED THE EQUIPMENT AND VENDOR. LESSEE IS SATISFIED THAT THE EQUIPMENT IS SUITABLE AND FIT FOR LESSEE'S PURPOSES. LESSOR MAKES NO WARRANTY EITHER EXPRESS OR IMPLIED, AS TO, WITHOUT LIMITATION, QUALITY, CONDITION, MERCHANTABILITY, DESIGN, CAPACITY, WORKMANSHIP OR PERFORMANCE OF THE EQUIPMENT, OR ITS FITNESS FOR ANY PARTICULAR PURPOSE. No defect or unsuitability of the Equipment or delay in delivery shall relieve Lessee of the obligation to pay Rent or any other obligation under this Lease. Lessor hereby assigns to Lessee any interest it may have in manufacturers' warranties which Lessee may enforce in Lessee's name and at Lessee's sole expense. Lessee knows it may have rights under any vendor purchase documents and can contact the vendor if any for a description of such rights.

Assignment. LESSEE MAY NOT ASSIGN, SUBLEASE, TRANSFER OR DISPOSE OF ANY OF ITS RIGHTS UNDER THIS LEASE without Lessor's prior written consent. LESSEE SHALL REMAIN PRIMARILY LIABLE ON THE LEASE. Lessor may assign this Lease without Lessee's consent and Lessee admits that such assignment constitutes no material increase in Lessee's duties or risk and Lessee would not object even if it did. Lessee's obligations under the Lease shall constitute a direct, independent and unconditional obligation of Lessee to any Assignee of Lessor. Lessee agrees that Lessor's Assignee shall have the right to exercise all rights, privileges and remedies (either in its own name or in the name of Lessor) which by the terms of this Lease are permitted to be exercised by Lessor.

Title; True Lease. Lessor has and will retain good and marketable title to and a residual interest in the Equipment and not merely a security interest in it. Lessor and Lessee do not intend this agreement as a disguised installment sale or disguised security agreement. Title to any replacement parts or integral additions to the Equipment shall automatically vest in Lessor.

Risk of Loss. Lessee assumes the entire risk of loss to the Equipment. Lessee shall advise Lessor in writing promptly of the circumstances and extent of any damage. If the Equipment is irreparably damaged, lost, stolen or taken by eminent domain or otherwise, Lessee shall, at Lessor's option, (a) replace it with like equipment approved by Lessor and transfer title to such replacement item to Lessor, or (b) pay to Lessor all Rent due and to become due, less the net amount of any recovery actually received by Lessor from insurance or otherwise. When, in Lessor's sole discretion, the Equipment can be repaired, Lessee shall at its expense promptly effect such repairs as Lessor deems necessary for compliance with this Lease. Any insurance proceeds received by Lessor for repair of the Equipment shall, at Lessor's option, be paid either directly to the party completing the repairs, or to reimburse Lessee for the cost of such repairs; provided, however, that Lessor shall have no obligation to make any payment until receipt of evidence satisfactory to Lessor that such repairs have been completed; and further provided that Lessor may apply such proceeds to the payment of Rent if there shall have occurred and be continuing an Event of Default or any event which with lapse of time or notice, or both, would become an Event of Default. Lessee shall, upon Lessor's request, undertake, by litigation or otherwise, in Lessee's name, the collection of any claim against any person for such loss or taking, but Lessor shall not be obligated to undertake the collection of any such claim.

Representations and Warranties of Lessee. Lessee represents and warrants that: it is duly organized and in good standing under the laws of the State in which it was formed and duly authorized to do business in each jurisdiction where failure to be so authorized might have a material adverse effect on its financial condition or assets; it has the legal right and power and has taken all necessary corporate or partnership action to authorize execution, delivery and performance of its obligations under this Lease; this Lease constitutes a valid obligation of Lessee enforceable in accordance with its terms; and execution, delivery and performance of this Lease will not violate the terms or constitute a breach of any other agreement to which Lessee is a party or by which it is bound.

Maintenance and Repairs; Business Purpose Only. Lessee at its sole expense shall cause the Equipment to be maintained and kept in good repair according to the manufacturer's specifications. Lessee shall use the Equipment only in the manner and for the BUSINESS PURPOSES for which it was designed and intended.

Insurance. Lessee shall maintain at all times property damage, fire, theft and comprehensive insurance for the full replacement value of the Equipment with loss payable provisions in favor of Lessor as its interests may appear and maintain public liability insurance in the amounts required by Lessor for the relevant Equipment Schedule, naming Lessor as additional insured, all under policies in form, substance and amount and written by companies approved by Lessor.

Compliance; Inspection. Lessee shall comply with all governmental laws, regulations, requirements and rules, including without limitation environmental and licensing laws and all manufacturer's operating instructions and warranty requirements for the Equipment, and with the conditions and requirements of all policies of insurance with respect to the Equipment and this Lease. At any time during business hours, Lessor may enter the premises where the Equipment is located, to inspect the Equipment.

Taxes and Costs. Lessee shall pay all applicable sales and other taxes, license and registration fees, assessments and other government charges, however designated, based upon the Equipment or the Rent or upon the operation, maintenance, repair, return or other disposition of the Equipment, or for titling or registering the Equipment, including taxes measured by the net income of Lessor to the extent that such taxes are assessed in lieu of other governmental charges. If Lessee represents that Lessee is exempt from payment of income taxes and sales taxes, Lessee will provide Lessor with evidence of such exemptions. Lessee shall pay all shipping and delivery charges and other expenses incurred in connection with the Equipment and pay all lawful claims which might become a lien on the Equipment.

General Indemnity. Lessee shall indemnify and hold Lessor harmless from and against all claims, losses, liabilities, damages, judgments, suits, and all legal proceedings, and any and all costs and expenses (including without limitation attorneys' fees and disbursements whether for internal or outside counsel), arising in connection with the manufacture, purchase, ownership, delivery, installation, possession, use, storage, operation, failure, maintenance, repair, return, repossession or other disposition of the Equipment or with this Lease including without limitation claims for injury to or death of persons and for damage to property (collectively "Claims"). Lessee shall give Lessor and any Assignee prompt notice of any Claim.

Tax Indemnity. Lessee represents, warrants and covenants that the entire Equipment cost to Lessor qualifies as cost of "property" for purposes of Internal Revenue Code ss.168, as amended; no person other than Lessor has claimed or will claim any tax deduction or credit related to the Equipment; Lessee will take all actions requested at any time to protect Lessor's tax ownership of the Equipment; the Equipment is not "limited use property" for purposes of Revenue Procedures 75-28 (1975-1 C.B. 752) and 76-30 (1976 C.B.
847); and the Equipment will be placed in service within the meaning of I.R.C. ss.168 by no later than the date specified in the Tax Rider. Lessee agrees not to do anything to impair or lessen the value of Lessor's anticipated tax benefits related to the Equipment (as set forth on a Tax Rider to this Lease) and expressly agrees that Claims under the indemnity provided in the preceding paragraph shall include any disallowance, elimination, recapture, reduction or disqualification, in whole or in part, of any tax benefits of Lessor incurred as a result of any act or omission or misrepresentation of Lessee (a "Loss"). If Lessor suffers a Loss, Lessee shall pay to Lessor as additional Rent on the next succeeding rental payment date after Lessor delivers to Lessee written notice of a Loss, or if there is no such date, within 30 days after such notice, the amount which, after deduction of all taxes, interest, additions to tax and penalties that have been or will be required to be paid by Lessor at the highest marginal corporate income or franchise tax rates under all applicable federal, state and local laws, regulations and ordinances, will preserve the Net Economic Return that would have been realized by Lessor had such Loss not occurred. In the case of a Loss resulting from Lessor's inability to offset, for federal or local income or State franchise tax purposes, income taxable at a rate equal to Lessor's highest marginal corporate tax rate, basic Rent, and the Table of Stipulated Loss and Early Termination Values for the related Schedule shall be adjusted to preserve the Net Economic Return. "Net Economic Return" means the maintenance, at a minimum, of Lessor's (i) after-tax yield (ii) after-tax aggregate cash flows, and (iii) return on assets as computed by Lessor as of the date of the execution of the Schedule. All of Lessor's rights and privileges arising from the indemnity in this paragraph shall survive the expiration or other termination of this Lease. For purposes of this indemnity the term "Lessor" shall include any affiliated group (within the meaning of I.R.C.

ss.1504) of which Lessor is a member for any year in which a consolidated income tax return is filed for such affiliated group.

Location. Lessee shall not remove the Equipment from its business location specified on the respective Equipment Schedule without Lessor's prior written consent. Upon the expiration or termination of this Lease, unless Lessee purchases the Equipment Lessee shall, at its sole expense, store and continue to insure the Equipment for up to 180 days and shall deliver the Equipment to Lessor in good condition, ordinary wear and tear excepted, at a location within the United States designated by the Lessor.

Financial Statements. Lessee shall maintain a system of accounts established and administered in accordance with generally accepted accounting principles and practices for its industry consistently applied, and, within thirty (30) days after the end of each fiscal quarter, deliver to Lessor a balance sheet as of the end of such quarter and statement of operations and cash flows for such quarter, and within one hundred twenty (120) days after the end of each fiscal year, deliver to Lessor a balance sheet as of the end of such year and year end statement of operations and cash flows for such year in each case prepared in accordance with generally accepted accounting principles for its industry consistently applied and certified by Lessee's chief financial officer, or, in the case of year end financial statements, audited by an independent public accountant firm acceptable to Lessor, to be correct and complete in accord with Lessee's records and to present fairly the results of Lessee's operations and cash flows and its financial position at year end.

No Liens. Lessee shall not create or suffer to exist any lien or other encumbrance of any kind upon the Equipment or this Lease and agrees that if Lessee breaches this covenant Lessor may cancel this Lease.

Quiet Enjoyment; Equipment is Personality. Lessor covenants that so long as no Event of Default shall have occurred, Lessee shall be entitled to quiet possession and use of the Equipment in accordance with this Lease. Lessor and Lessee agree that the Equipment shall remain personal property. Lessee will obtain and deliver upon Lessor's request any landlord and mortgagee waivers in recordable form, satisfactory to Lessor, from all persons claiming any interest in the real property on or in which the Equipment is located.

Events of Default. An event of default ("Event of Default") will have occurred if (a) Lessee fails to pay any Rent within 10 days of the date due whether by acceleration or otherwise; (b) Lessee or any guarantor of this Lease (a "Guarantor") fails to perform when due any obligation under this Lease or any other agreement with the Lessor; (c) any of Lessee's debts is accelerated or an event occurs which after notice or lapse of time would permit such acceleration;
(d) Lessee or a Guarantor is dissolved, suspends its present business, agrees to a merger or other absorption or to transfer or otherwise dispose of substantially all of its assets, makes or sends notice of a bulk sale, becomes insolvent (however such insolvency is evidenced), generally fails to pay its debts as they become due, fails to pay, withhold or collect any tax as required by law, has served or filed against it or its assets any lien not permitted above or has entered against it or its Guarantor or assets any judgment, order or award; (e) a receiver or similar trustee is appointed for Lessee or its Guarantor or assets (with or without its consent), or Lessee or Guarantor makes an assignment for the benefit of creditors or commences or has commenced against it a proceeding pursuant to any bankruptcy law, and such appointment or proceeding is not dismissed within 60 days; or (f) any representation or warranty made in this Lease or related documents or other statements provided by Lessee or Guarantor proves to have been incorrect or misleading in any material respect when made.

Remedies. Immediately upon the occurrence of any Event of Default, Lessor may, without notice or demand, take any or all of the following steps: (a) immediately terminate the Lease and require Lessee, at its expense, promptly to return all or any portion of the Equipment to the possession of Lessor at such place as Lessor may designate; (b) without process of law, enter upon the premises where the Equipment is located and take immediate possession of the Equipment, free from all claims for loss or damage caused by repossession;
(c) declare immediately due and payable an amount equal to the present value of
(1) all unpaid Rent due and to become due during the entire Term, plus (2) the purchase price payable under Lessee's purchase option, if constructively exercised, using a factor selected by Lessor in its sole discretion to determine present value; (d) sell, release or otherwise dispose of the Equipment as is or with any commercially reasonable preparation, at public or private sale, in one or more parcels, upon any terms, at such place(s) and time(s) and to such persons or firms as Lessor deems best, without demand or notice, although Lessee agrees ten (10) business days' written notice if given shall be deemed reasonable notice; or (e) exercise any other right or remedy in equity or under applicable law, including without limitation remedies of a secured party under the Uniform Commercial Code. Lessee shall be liable for all costs and expenses incurred by Lessor for sale or re-lease, including reasonable brokers' commissions and attorneys' fees and disbursements, whether for internal or outside counsel. To the extent permitted by applicable law, Lessee hereby waives any valuation, inquisition, stay, appraisal or redemption laws which, but for this provision, might be applicable to any sale or re-lease of the Equipment.

Lessor's Right to Cure. Lessor may at its option perform any of Lessee's obligations omitted by Lessee, at Lessee's expense payable upon demand.

Purchase Option. Lessee shall have only such option to purchase the Equipment upon expiration of the Lease (if any) as specified in a separate Purchase Option Rider to the Schedule. Any option shall be suspended during the existence of any Event of Default. If no price is specified, the price shall be the fair market value of the Equipment as determined by the Lessor at the end of the Term.

Further Assurances. Lessee will execute all documents and take all further actions requested by Lessor to protect Lessor's interests under this Lease, including without limitation Uniform Commercial Code financing statements. Lessor is authorized to file this Lease as a security agreement in lieu of a financing statement, to file financing statements without the signature of Lessee and to execute finaning statements on behalf of Lessee. Lessee will pay all costs of filing financing statements with respect to this Lease, including without limitation documentary stamp taxes. Lessee will cause Lessor's interest in the Equipment to be noted on any certificate of title relating to the Equipment.

Power of Attorney. Lessee irrevocably and unconditionally appoints Lessor Lessee's Attorney-in-Fact to, at any time, in Lessee's name or otherwise (a) execute financing statements relating to the Equipment, (b) execute applications for certificates of title or notices of lien relating to titled Equipment, (c) endorse checks, drafts or other instruments drawn by the issuer of insurance covering the Equipment or (d) execute and deliver any writing and take any other actions that the Lessor deems necessary or desirable to perfect or protect Lessor's interests under this Lease. This power is coupled with an interest and if Lessee is a natural person shall not be affected by any subsequent disability of the Lessee.

Enforceability. This Lease shall be binding upon Lessee's successors and assigns and shall be enforceable by Lessor's successors and assigns.

Non-Waiver; Etc. No course of dealing nor any delay or omission in Lessor's exercise of any right shall operate as a waiver of any of Lessor's rights. A waiver on any one occasion shall not bar or waive any right or remedy of Lessor on any future occasion. No waiver or consent shall be binding upon Lessor unless it is in writing and signed by Lessor.

No Commitment; Lessor's Right to Terminate Commitments. This Master Equipment Lease is not a legal commitment to lend and Lessor shall have no obligation to enter into any Schedule unless (1) Lessor has issued a specific commitment for such Schedule, (2) no Event of Default exists with respect to any agreement or other obligation of Lessee in any capacity to Lessor or any of its affiliates in any capacity, and (3) none of the following has occurred: (a) there has been a material adverse change in Lessee's financial position or credit standing as determined by Lessor in its sole discretion; (b) the Equipment fails to be delivered and accepted by Lessee before the commitment expires; (c) Lessee or any Guarantor fails to cause its counsel to deliver on its behalf any legal opinion requested by the Lessor; (d) Lessee fails to deliver evidence satisfactory to Lessor that Lessee has obtained and will maintain in force during the Lease Term all federal, state and local permits, licenses and approvals necessary for the acquisition, transportation, operation and maintenance of the Equipment, including without limitation disposal of all associated wastes and by-products and protection of operators and other persons in the vicinity of the Equipment; or (e) any other condition specified in the Schedule has not been fulfilled. Immediately upon Lessor's termination or rejection of a Schedule or commitment based on this section, Lessee will return, and reimburse Lessor for all sums disbursed by Lessor with respect to, the Equipment and proposed Schedule, including without limitation all Lessor's attorneys' fees and disbursements, whereupon, if Lessee is not in default with respect to any agreement with Lessor, Lessor will transfer to Lessee without warranty or recourse any rights Lessor may have with respect to the Equipment.

Miscellaneous. This Lease constitutes the entire agreement between Lessor and Lessee relating to the Equipment and supersedes all prior dealings. This Lease may be amended only in a writing signed by both parties. THIS LEASE SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW, AND SHALL BE DEEMED EXECUTED AND PERFORMED IN NEW YORK; and shall be deemed amended to the extent necessary to comply with any inconsistent law. If any provision is nevertheless determined to be invalid, the remaining provisions shall remain in effect. The captions in this Lease are for convenience only.

Lessee's Waivers. Lessor and Lessee each waive any right to trial by jury in connection with this Lease. In any action or other legal proceeding relating to this Lease, Lessee (a) consents to the personal jurisdiction of any state or federal court located in the State of New York, (b) waives objection to the laying of venue, (c) waives personal service of process and subpoenas, (d) consents to the service of process and subpoenas by registered mail directed to the Lessee's last known address, with such service deemed complete five days after mailing, (e) waives any right to assert any counterclaim or setoff or any defense based upon any statute of limitations or any claim of laches, (f) waives its right to attack any final judgment that is obtained as a direct or indirect result of any such action and (g) consents to each such final judgment being sued upon in any court having jurisdiction. LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED BY UCC ARTICLE 2A SECTIONS 508-522, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO (a) CANCEL OR REPUDIATE THE LEASE, (b) REJECT OR REVOKE ACCEPTANCE OF THE EQUIPMENT, (c) RECOVER DAMAGES FROM THE LESSOR FOR BREACH OF WARRANTY OR FOR ANY OTHER REASON, (d) CLAIM A SECURITY INTEREST IN ANY REJECTED EQUIPMENT IN LESSEE'S POSSESSION OR CONTROL, (e) DEDUCT FROM RENT ALL OR ANY PART OF ANY CLAIMED DAMAGES RESULTING FROM THE LESSOR'S DEFAULT UNDER THE LEASE,
(f) ACCEPT PARTIAL DELIVERY OF THE EQUIPMENT, (g) RECOVER FROM LESSOR OR ASSIGNEE ANY GENERAL, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES FOR ANY REASON WHATSOEVER, AND (h) SPECIFIC PERFORMANCE, REPLEVIN OR THE LIKE FOR ANY OF THE EQUIPMENT. Lessee also waives any statutory right it may have now or in the future to require the Lessor to sell or re-lease the Equipment or otherwise to mitigate damages.

Early Termination; Interest on Accelerated Payment. Early Termination of any Schedule by Lessee is permitted only upon payment in full of all amounts due pursuant to the early termination and stipulated loss value table attached as a rider to the Equipment Schedule. Interest shall accrue on payments due under this paragraph from the date of termination until payment is actually received by Lessor at the rate of two percent (2%) per month; provided, however, that Lessor and Lessee do not intend for Lessee to pay interest in excess of the maximum rate permitted by law. No partial prepayments are permitted.

Notices. Notices shall be deemed delivered upon deposit in the United States mail postage prepaid directed to Lessor and Lessee at the addresses set forth above or in any subsequent written notice to the other party. Lessee shall immediately notify Lessor and any Assignee of any change in the location of the Equipment or in Lessee's address, name, management, financial condition or form of organization.

Application of Payments. Payment shall be applied first to Lessor's costs and Expenses including without limitation attorney's fees, collection costs and expenses incurred in performing Lessee's obligations under this Lease, next to charges and fees such as late charges, and last to other Rent.

LESSEE ACKNOWLEDGES THAT ONLY LESSOR'S ORIGINAL OF EACH EQUIPMENT SCHEDULE CONSTITUTES CHATTEL PAPER FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE. No security interest can be perfected by possession of any other counterpart.

Accepted on: April 7, 1998             Date: April 7, 1998

LESSEE:                                LESSOR:
CVC Products, Inc.                     M&T Financial Corporation


By /s/ Emilio DiCataldo                By /s/ Jeffrey S. Mastroleo
   ------------------------------         ------------------------------
   Emilio DiCataldo                       Jeffrey S. Mastroleo
   Senior Vice President /                Assistant Vice President
   Chief Financial Officer

                               EQUIPMENT SCHEDULE
                  UNDER MASTER EQUIPMENT LEASE AGREEMENT NO. 1

Equipment Schedule Date: April 7, 1998                  Equipment Schedule No. 2

------------------------------------------------------------------------------------------------------------
Lessee's Name and Address:    County: Monroe          Lessor's Name and Address:      County: Erie

CVC Products, Inc.                                    M&T Financial Corporation
525 Lee Road                                          One Fountain Plaza
Rochester, NY 14606                                   Buffalo, NY 14203
Att: Mark Harris       Phone: (716) 458-2550 x3196    Att: Counsel's Office           Phone: (716) 842-5094
------------------------------------------------------------------------------------------------------------

LESSEE: X Corporation |_| General Partnership |_| Limited Partnership |_| dba |_| Other ________________ X Org. in Delaware

------------------------------------------------------------------------------------------------------------
QTY.                   EQUIPMENT DESCRIPTION                               COST                SERIAL NO.
                   (Manufacturer, Model No., Item)
------------------------------------------------------------------------------------------------------------
       See Schedule A attached hereto and made a part hereof           $1,210,390.00

------------------------------------------------------------------------------------------------------------

Initial Equipment Location: (if different from above)
525 Lee Road, Rochester, NY 14606 (Monroe County)

Vendor:
CVC Products, Inc., 525 Lee Road, Rochester, NY 14606

TERM AND RENTAL PAYMENTS

                                                                                             Term End Date: 1/1/02
Term: 44 months    Beginning: 4/7/98    Security Deposit $0    Last Payment: 12/01/01    Rent Commencement Date: 5/1/98
-----------------------------------------------------------------------------------------------------------------------
                                     Payment Number           Sales     Total Each Lease          Advance Rent
     Rent Payable                     and Amounts              Tax          Payment             Rec'd by Lessor
-----------------------------------------------------------------------------------------------------------------------
X Monthly  |_| Annually    Periodic Rent 44  at $30,136.36   $ 0           $30,136.36        1   at $30,136.36
|_| Quarterly
|_| Semiannually           Final Payment $30,136.36          $ 0           $30,136.36        to be applied to First
|_| See Schedule                                                                             Payment
                                                             X Exempt
-----------------------------------------------------------------------------------------------------------------------

Interim Rent: $24,109.09    For period Covering: 4/7/98  To 4/30/98

INSURANCE:  Lessee's insurance policy covering the Equipment shall contain minimum liability limits of $2,000,000 for each person,

            $2,000,000 for each occurrence and insure against claims for property damage in an amount not less than $2,000,000 .

Lease. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the personal property described above together with all substitutions, replacements, repairs, upgrades, additions, accessories, products and proceeds (the "Equipment"), under the terms and conditions set forth here and in the Master Equipment Lease referenced above and incorporated herein in its entirety. LESSEE ACKNOWLEDGES THAT ONLY LESSOR'S ORIGINAL OF THIS EQUIPMENT SCHEDULE CONSTITUTES CHATTEL PAPER FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE, that no security interest can be created by possession of any other counterpart, and that this Lease can only be amended in writing. ____ (Lessee initial). THIS IS A NON-CANCELABLE LEASE.

LESSEE:                                LESSOR:
CVC Products, Inc.                     M&T Financial Corporation


By: /s/ Emilio DiCataldo               By:
    ----------------------------           ----------------------------
    Emilio DiCataldo                       Jeffrey S. Mastroleo
    Senior Vice President /                Banking Officer
    Chief Financial Officer

                                   Schedule A
                              Equipment Description

(1)   CX-8 Cluster Tool -- CVC VE Number 68105, including:
      2 physical vapor deposition (PVD) modules;
      1 central wafer handler, including robotics, controls, etc.;
      2 load locks

(1)   Orbital Welding System, including:
      M207A-HP power Supply Top Assy, serial number 23750;
      M9-500 Weld Head Top Assy, serial number 24078

(1)   Pick up Assembly Processing Board, including:
      Model 109LS Hysteresis Loop Tracer;
      Option 109-665 Pickup Assembly;
      Option 109-11 Pickup Assembly;
      Option 109-36-7/32 Pickup Assembly;
      Option DSP-1 Signal Processing Board;
      Option LCD-1 Liquid Crystal Display

(2)   Pulsed DC Generator
      serial numbers Beta-023, Beta-028

(1)   Dry Mechanical Backing Pump

MTFCo

                             EARLY TERMINATION RIDER
                                       to
                      EQUIPMENT SCHEDULE No. 2 ("SCHEDULE")
                               Dated April 7, 1998
                                       to
                        MASTER EQUIPMENT LEASE AGREEMENT
                          Dated April 7, 1998 ("LEASE")
                                     between
                      M&T Financial Corporation ("LESSOR")
                                       and
                          CVC Products, Inc. ("LESSEE")

(I) During the term of the Lease the Lessee shall, provided there exists no event(s) of default, have the right to purchase all but not less than all of the scheduled equipment then under lease ("Early Termination Option") for a price equal to the predetermined Fair Market Value as determined by the attached Stipulated Loss Table ("Option Price"). Upon Lessee's exercise of the Early Termination Option, Lessor shall convey to Lessee, all of Lessor's right, title and interest in and to the Equipment on an "as-is, where-is" basis, without recourse or warranty except against any liens placed on the Equipment by Lessor.

The Lessee may exercise the Early Termination Option upon written notice to Lessor given not less than ninety (90) days nor more than one hundred eighty
(180) days prior to the Early Termination Date. Such notice shall be irrevocable. Upon Lessee's exercise of the Early Termination Option, Lessee shall pay to Lessor all due but unpaid rent under the Equipment Schedule together with the Option Price.

In the event that the Early Termination Option is not exercised by the Lessee in accordance with this Rider, all of Lessee's obligations under the Equipment Schedule will continue unaffected.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS RIDER THIS 7th DAY OF APRIL 1998.

LESSEE:                                LESSOR:
CVC Products, Inc.                     M&T Financial Corporation


By: /s/ Emilio DiCataldo               By:
    ----------------------------           ----------------------------
    Emilio DiCataldo                       Jeffrey S. Mastroleo
    Senior Vice President / CFO            Assistant Vice President

                            Stipulated Loss Schedule

Lessee: CVC Products (Schedule #2)

                                           Percent
Per         Date            Amount         of Cost
--------------------------------------------------
 1          5/1/98       1,222,279.40      100.98
 2          6/1/98       1,202,434.98       99.34
 3          7/1/98       1,182,378.32       97.69
 4          8/1/98       1,162,129.01       96.01
 5          9/1/98       1,141,665.33       94.32
 6         10/1/98       1,120,986.15       92.61
 7         11/1/98       1,100,111.07       90.89
 8         12/1/98       1,079,018.32       89.15
 9          1/1/99       1,057,706.77       87.39
10          2/1/99       1,036,195.99       85.61
11          3/1/99       1,014,464.21       83.81
12          4/1/99         992,510.27       82.00
13          5/1/99         970,309.99       80.17
14          6/1/99         947,885.08       78.31
15          7/1/99         925,234.38       76.44
16          8/1/99         902,333.67       74.55
17          9/1/99         879,204.66       72.64
18         10/1/99         855,846.16       70.71
19         11/1/99         832,233.93       68.76
20         12/1/99         808,389.66       66.79
21          1/1/00         784,312.15       64.80
22          2/1/00         759,977.13       62.79
23          3/1/00         735,406.29       60.76
24          4/1/00         710,598.38       58.71
25          5/1/00         685,667.98       56.65
26          6/1/00         660,498.63       54.57
27          7/1/00         635,089.07       52.47
28          8/1/00         609,553.87       50.36
29          9/1/00         583,776.53       48.23
30         10/1/00         557,755.79       46.08
31         11/1/00         531,606.20       43.92
32         12/1/00         505,211.25       41.74
33          1/1/01         478,569.66       39.54
34          2/1/01         451,795.95       37.33
35          3/1/01         424,773.61       35.09
36          4/1/01         397,501.33       32.84
37          5/1/01         370,176.93       30.58
38          6/1/01         342,601.01       28.31
39          7/1/01         314,772.23       26.01
40          8/1/01         286,888.43       23.70
41          9/1/01         258,750.16       21.38
42         10/1/01         230,356.08       19.03
43         11/1/01         201,904.01       16.68
44         12/1/01         173,194.48       14.31
45          1/1/02         144,226.15       11.92

MTFCo

                              PURCHASE OPTION RIDER
                                       to
                      EQUIPMENT SCHEDULE NO. 2 ("SCHEDULE")
                               Dated April 7, 1998
                                       to
                        MASTER EQUIPMENT LEASE AGREEMENT
                       Dated as of April 7, 1998 ("LEASE")
                                     between
                      M&T Financial Corporation ("LESSOR")
                                       and
                          CVC Products, Inc. ("LESSEE")

The paragraph in the Lease entitled Purchase Option is hereby amended as follows:

      Subject to the satisfaction of the conditions set forth below, the Lessee shall, on the Initial Term Expiration Date, have the option to:

            (1) Purchase all, but not less than all, of the Equipment under lease for a price equal to its Fair Market Value as determined by the Stipulated Loss Table (the "Purchase Price").

                  (a) Lessee's right to exercise the Purchase Option shall be subject to the satisfaction of the following conditions precedent: (1) No Default or Event of Default shall have occurred and be continuing; (2) Lessee shall have given written notice to Lessor of Lessee's desire to exercise the Purchase Option not less than ninety (90) days nor more than one hundred eighty (180) days prior to the Initial Term Expiration Date; and (3) Lessor shall have received Lessee's payment of the Purchase Price (plus any taxes) prior to the Initial Term Expiration Date.

                  (b) If Lessee exercises the Purchase Option in accordance with the terms and conditions hereof, then at the expiration of the Initial Term, Lessee shall tender the Purchase Price in immediately available funds and Lessor shall deliver a bill of sale transferring to Lessee all Lessor's right, title and interest in the Equipment: IT BEING EXPRESSLY UNDERSTOOD THAT SUCH TRANSFER IS "AS IS, WHERE IS", WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, AND LESSOR EXPRESSLY DISCLAIMS THE SAME.

            (2) Return the equipment to the Lessor without further obligation to a location of the Lessor's choosing in the United States.

            (3) Renew the Lease at its fair market rental rate as determined by Lessor.

Except as specifically amended hereby, all of the terms and conditions set forth in the Schedule and Lease are unaffected and remain in full force and effect.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS RIDER THIS 7th DAY OF April, 1998.

LESSEE:                                LESSOR:

CVC Products, Inc.                     M&T Financial Corporation

s
By: /s/ Emilio DiCataldo               By:
    -----------------------------          -----------------------------
    Emilio DiCataldo                       Jeffrey S. Mastroleo
    Senior Vice President / CFO            Assistant Vice President

                            Stipulated Loss Schedule

Lessee: CVC Products (Schedule #2)

                                           Percent
Per         Date            Amount         of Cost
--------------------------------------------------
 1          5/1/98       1,222,279.40      100.98
 2          6/1/98       1,202,434.98       99.34
 3          7/1/98       1,182,378.32       97.69
 4          8/1/98       1,162,129.01       96.01
 5          9/1/98       1,141,665.33       94.32
 6         10/1/98       1,120,986.15       92.61
 7         11/1/98       1,100,111.07       90.89
 8         12/1/98       1,079,018.32       89.15
 9          1/1/99       1,057,706.77       87.39
10          2/1/99       1,036,195.99       85.61
11          3/1/99       1,014,464.21       83.81
12          4/1/99         992,510.27       82.00
13          5/1/99         970,309.99       80.17
14          6/1/99         947,885.08       78.31
15          7/1/99         925,234.38       76.44
16          8/1/99         902,333.67       74.55
17          9/1/99         879,204.66       72.64
18         10/1/99         855,846.16       70.71
19         11/1/99         832,233.93       68.76
20         12/1/99         808,389.66       66.79
21          1/1/00         784,312.15       64.80
22          2/1/00         759,977.13       62.79
23          3/1/00         735,406.29       60.76
24          4/1/00         710,598.38       58.71
25          5/1/00         685,667.98       56.65
26          6/1/00         660,498.63       54.57
27          7/1/00         635,089.07       52.47
28          8/1/00         609,553.87       50.36
29          9/1/00         583,776.53       48.23
30         10/1/00         557,755.79       46.08
31         11/1/00         531,606.20       43.92
32         12/1/00         505,211.25       41.74
33          1/1/01         478,569.66       39.54
34          2/1/01         451,795.95       37.33
35          3/1/01         424,773.61       35.09
36          4/1/01         397,501.33       32.84
37          5/1/01         370,176.93       30.58
38          6/1/01         342,601.01       28.31
39          7/1/01         314,772.23       26.01
40          8/1/01         286,888.43       23.70
41          9/1/01         258,750.16       21.38
42         10/1/01         230,356.08       19.03
43         11/1/01         201,904.01       16.68
44         12/1/01         173,194.48       14.31
45          1/1/02         144,226.15       11.92

                           CERTIFICATE OF ACCEPTANCE
                                       to
                 EQUIPMENT SCHEDULE NO. 2, Dated April 7, 1998,
                                       to
             MASTER EQUIPMENT LEASE AGREEMENT, Dated April 7, 1998
                                 (the "Lease")

--------------------------------------------------------------------------------------------------------------------
Leesee's Name and Address:         County: Monroe             Lessor's Name and Address:          County: Erie
CVC Products, Inc.                                            M&T Financial Corporation
525 Lee Road                                                  One Fountain Plaza
Rochester, NY 14606                                           Buffalo, NY 14203

Attn: Mark Harris            Phone: (716) 458-2550 x3196      Attn: Counsel's Office          Phone: (716) 842-5094
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   QTY         EQUIPMENT DESCRIPTION (Manufacturer, Model No., Serial No., Item)
--------------------------------------------------------------------------------
           See Schedule A attached hereto and made a part hereof

--------------------------------------------------------------------------------

Initial Equipment Location (if different from Leesee's address above):
525 Lee Road, Rochester, NY 14606 (Monroe County)

Vendor:
CVC Products, 525 Lee Road, Rochester, NY 14606

Lessee hereby certifies that as of this date the Equipment described above has been delivered to and accepted by Lessee after complete inspection and testing, is correctly described in the Lease (with the exception of serial numbers which if omitted now may be supplied by Lessee in the future by telephone and inserted in the description by Lessor or Assignee), is in good working order, and is satisfactory to Lessee in all respects. Lessee reaffirms that Lessee selected the Equipment based upon its specifications and that Lessee's obligation to pay all amounts due and to become due and perform all other obligations under the Lease is absolute and that any recourse Lessee might have in case of any nonperformance, unsuitability or other failure of the Equipment shall lie with the manufacturer or vendor and in no case with Lessor or Assignee.

                             Date: April 7, 1998

                             LESSEE:
                             CVC Products, Inc.


                             By: /s/ Emilio DiCataldo
                                 -----------------------------------------------
                                 Emilio DiCataldo
                                 Senior Vice President / Chief Financial Officer

                             (If Corporation, President or Vice President should sign and give official title; if Partnership, General Partner; if LLC, Manager)

                                   Schedule A
                              Equipment Description

(1)   CX-8 Cluster Tool -- CVC VE Number 68105, including:
      2 physical vapor deposition (PVD) modules;
      1 central wafer handler, including robotics, controls, etc.;
      2 load locks

(1)   Orbital Welding System, including:
      M207A-HP power Supply Top Assy, serial number 23750;
      M9-500 Weld Head Top Assy, serial number 24078

(1)   Pick up Assembly Processing Board, including:
      Model 109LS Hysteresis Loop Tracer;
      Option 109-665 Pickup Assembly;
      Option 109-11 Pickup Assembly;
      Option 109-36-7/32 Pickup Assembly;
      Option DSP-1 Signal Processing Board;
      Option LCD-1 Liquid Crystal Display

(2)   Pulsed DC Generator
      serial numbers Beta-023, Beta-028

(1)   Dry Mechanical Backing Pump

                                  BILL OF SALE
                                       TO
                            M&T FINANCIAL CORPORATION

         KNOW ALL MEN BY THESE PRESENTS THAT: CVC Products, Inc., a Delaware corporation with its chief executive office at 525 Lee Road, Rochester, NY 14606 (herein called the "Seller"), for and in consideration of the sum of One Dollar ($1) and other good and valuable consideration, receipt of which is hereby acknowledged, does hereby grant, bargain, sell, assign, transfer, and set over unto M&T Financial Corporation, a New York corporation (herein called the "Buyer"), its successors and assigns, all right, title, and interest of the Seller in and to the personal property described below (and, if any additional page is annexed hereby as Schedule A, listed and described in said Schedule A) together with all parts and accessories attached hereto (all such personal property, parts, and accessories being herein collectively called the "Equipment"), TO HAVE AND TO HOLD for its and their own use and benefit forever.

 QUANTITY          MANUFACTURER/MODEL          DESCRIPTION          SERIAL NO.
 --------          ------------------          -----------          ----------

             See Schedule A attached hereto and made a part hereof.

      The Seller hereby represents and warrants to the Buyer, its successors and assigns: (I) that the Seller has full legal and beneficial title to the Equipment and the good and lawful right to sell the same; and (ii) that good and marketable title to the Equipment is hereby duly vested in the Buyer free and clear of all claims, liens, encumbrances, and rights of others of any nature. The Seller hereby covenants and agrees to defend such title forever against all claims and demands whatsoever.

      IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed and delivered by its duly authorized officer this 7th day of April 1998.

                                       SELLER:
                                       CVC Products, Inc.


                                       By: /s/ Emilio DiCataldo
                                           -------------------------------------
                                           Emilio DiCataldo
                                           Senior Vice President / CFO

                                   Schedule A
                              Equipment Description

(1)   Orbital Welding System, including:
      M207A-HP power Supply Top Assy, serial number 23750;
      M9-500 Weld Head Top Assy, serial number 24078

(1)   Pick up Assembly Processing Board, including:
      Model 109LS Hysteresis Loop Tracer;
      Option 109-665 Pickup Assembly;
      Option 109-11 Pickup Assembly;
      Option 109-36-7/32 Pickup Assembly;
      Option DSP-1 Signal Processing Board;
      Option LCD-1 Liquid Crystal Display

(2)   Pulsed DC Generator
      serial numbers Beta-023, Beta-028

(1)   Dry Mechanical Backing Pump

MTFCo

                            CERTIFICATE OF SECRETARY
                                       OF
                                     LESSEE

      I, Christine Whitman, President of CVC Products, Inc. (the "Company"), a Delaware corporation, do CERTIFY in connection with Equipment Schedule No. 2 dated as of April 7, 1998 to Master Equipment Lease Agreement dated as of April 7, 1998 between M&T Financial Corporation (the "Lessor") and the Company as lessee (the "Lease") as follows:

      1. The Company's execution, delivery and performance of the Lease, the Equipment Schedule, the Delivery and Acceptance Certificate and all other collateral instruments and documents related to this transaction (collectively, the "Documents") have been duly authorized by all necessary corporate action on the part of the Company, as evidenced by the copies of the resolution attached hereto, and the Documents will be duly and validly executed if executed by one of the persons whose name appears in Section 2 below;

      2. The following persons are the duly elected or appointed, qualified and acting officers of the Company holding the offices set forth opposite their respective names below, and the signatures appearing opposite their respective names below are the genuine signatures of such persons:

Name                         Office                       Signature

Emilio DiCataldo             Sr Vice President / CFO      /s/ Emilio DiCataldo
________________________     ________________________     ______________________
________________________     ________________________     ______________________

      IN WITNESS WHEREOF, I have executed this Certificate this 7th day of April 1998.


                                       By: /s/ Christine Whitman
                                           -------------------------------------
                                           Christine Whitman
                                           President / CEO

MTFCo

                  EXHIBIT TO CERTIFICATE OF SECRETARY TO LESSEE

                                   RESOLUTION

      On motion of ____________________________________________, seconded by
_____________________________________________, the following Resolutions were adopted by a duly constituted quorum of the Board of Directors [______________] of CVC Products, Inc. (the "Company") present at a meeting duly called and held, or by unanimous written consent, on _____________________, 199_.

      WHEREAS, this Board has determined that in order for the Company to better accomplish its corporate purposes, the Company needs to acquire the use of the Equipment described on the Schedule attached hereto, and

      WHEREAS, the Company has determined that the most economical and efficient means of acquiring the use of said Equipment is pursuant to a lease financing of the Equipment;

      NOW, THEREFORE, be it

      RESOLVED, that the Company is hereby authorized to enter into a Master Equipment Lease Agreement between M&T Financial Corporation and/or M&T Bank as Lessor and the Company as Lessee together with any appropriate equipment schedules, all exhibits, tables, riders and amendments related thereto, substantially in the form annexed hereto; and it is further

      RESOLVED, that in furtherance of the accomplishment of the Lease, the Sr Vice President / CFO, is hereby authorized to consult with and authorize the appropriate officers of the Company to select and designate the particular Equipment to be leased by the Company and the particular source of financing the Equipment; and be it further

      RESOLVED, that in furtherance of the Lease, the Sr Vice President / CFO, is hereby authorized to execute and deliver on behalf of the Company such agreements, indemnities, purchase orders, guarantees of performance or payment or otherwise, leases, bills of sale, certificates or other instruments or obligations as they or any one of them may deem necessary or appropriate to the accomplishment of the Lease, and the execution and delivery of any such agreement, instrument or obligation prior to the date hereof by any such officer is in all respects hereby confirmed, ratified and approved; and be it further

      RESOLVED, that all officers of the Company are authorized and directed to do or cause to be done all such other acts and things, to make all payments, including rent payments, required pursuant to the Lease and related documents, and to execute all such documents, certificates and instruments as in his, her or their judgement may be necessary or advisable in order to carry out the foregoing Resolutions and the Company's obligations under the Lease, or any revised and supplemental lease; and all actions heretofore taken by the officers of the Company in connection with the subject of these Resolutions are hereby approved, ratified and confirmed in all respects.

                                                                       EXHIBIT D

                                   RESOLUTIONS
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                    CVC, INC.

      RESOLVED, that the form, terms and provisions of the proposed term loan and credit facility agreement (the "Credit Agreement"), between CVC, Inc. (the "Corporation"), CVC Products, Inc. (the "Subsidiary") and Manufacturers and Traders Trust Company (the "Lender) substantially on the terms that have been submitted to the directors of the Corporation, pursuant to which, among other things, the Lender will make to the Subsidiary and/or the Corporation term loans in amounts up to an aggregate of $8,000,000 and revolving loans in amounts up to an aggregate of $10,000,000 (based on borrowing base availability), will make available a $2 million capital equipment term loan and lease line and will provide other credit accommodations, all upon the terms set forth therein and in the exhibits thereto, and all transactions referred to therein, be, and the same hereby are, in all respects authorized and approved.

      RESOLVED, that an Authorized Officer of the Corporation and/or the Subsidiary be, and each hereby is, authorized and empowered, in the name and on behalf of the Corporation and/or the Subsidiary, to execute and deliver to the Lender the Credit Agreement and each exhibit thereto of which the Corporation and/or the Subsidiary shall be a signatory, and any and all other agreements, certificates, or other documents which may be described in the Credit Agreement or necessary or required by the Lender, with such change or changes therein as the Authorized Officer or Officers executing the same may approve, the execution thereof, with such change or changes, to be conclusive evidence of such approval.

      RESOLVED, that, in connection with the loan and accommodations to be made by the Lender to the Subsidiary, the form, terms and provisions of the Term and Revolving Notes (the "Notes") and the equipment lease documents, be, and, the same hereby are, in all respects authorized and approved.

      RESOLVED, that an Authorized Officer or Officers of the Corporation and/or the Subsidiary be, and each hereby is, authorized and empowered, in the name and on behalf of the Corporation and/or the Subsidiary, to execute and deliver to the Lender, upon receipt of funds evidenced thereby, the Notes and the lease documents, with such change or changes therein as the Authorized Officer or Officers executing the same may approve, the execution thereof, with such change or changes, to be conclusive evidence of such approval.

      RESOLVED, that the Corporation and/or the Subsidiary be, and hereby are, authorized (i) to borrow such amounts and to sell and lease back from the Lender such equipment in such amounts as an Authorized Officer of the Corporation and/or the Subsidiary may deem appropriate, to be evidenced by appropriate Notes and the lease documents, (ii) to each guaranty the indebtedness of the other to the Lender on terms acceptable to the Lender as evidenced by agreements and guarantees requested by the Lender, (iii) to grant security interests to the Lender in any and all assets of the Corporation and the Subsidiary, and (iv) to pay any and all fees and associated expenses; and the same (including all documents evidencing same) hereby are, authorized and approved.

      RESOLVED, that the agreements, instruments, notes and documents heretofore entered into by the Corporation and/or the Subsidiary with the Lender are hereby ratified and affirmed;

      RESOLVED, that, in connection with loans to be made by the Lender to the Subsidiary, an Authorized Officer of the Corporation and/or the Subsidiary be, and hereby is, authorized and empowered to open and maintain such bank accounts at such bank or banks as the Lender may request, and that any resolutions furnished by such banks for such purposes be deemed adopted as and for the resolutions of the Board of Directors with the same force and effect as if fully set forth herein.

      RESOLVED, that the President and Senior Vice President of the Corporation and the Subsidiary, and any person duly authorized to act in such capacity be, and each of them hereby is, designated an "Authorized Officer" for purposes of these resolutions, the Credit Agreement, the Notes, the lease documents and any other documents and instruments necessary, proper or convenient to implement or accomplish the transactions involved in, or related to, any thereof.

      RESOLVED, that the Authorized Officers of the Corporation and/or the Subsidiary be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Corporation and/or the Subsidiary, to execute and deliver such certificates, documents, agreements and instruments containing in each case such terms and conditions, and to take such other action, as any such officer, in his or her sole discretion, shall deem necessary or appropriate fully to effectuate and to carry out the purposes and intent of the foregoing resolutions, the execution or delivery of any of same or the taking of any such action to be conclusive evidence of the necessity or appropriateness thereof.

MTFCo

                               PAY PROCEEDS LETTER

Date: April 7, 1998

M&T Financial Corporation
Manufacturers and Traders Trust Company (M&T Bank)
One Fountain Plaza
Buffalo, New York 14203
Attention: Equipment Leasing

Re: Equipment Schedule No. 2 between CVC Products, Inc. (Lessee) and M&T Financial Corporation as (Lessor) (the "Lease).

You are hereby authorized to disburse funds to purchase the Equipment for the above Lease as directed below. We understand that under Uniform Commercial Code
Article 4A M&T Bank and all other banks handling funds transfers are entitled to rely on the bank number and account number we provide without reference to names or account titles, and that you have no duty to discover any discrepancies. We have taken appropriate care to verify our instructions to you, and you will not be liable for any loss that, may result from our error in these instructions. We also agree to the provisions on the reverse.

================================================================================

1.   Payee:                   M&T Financial Corporation   Ein #  _______________
     Amount:                  $1,210,390.00
     Ref:                     payoff of Schedule 1
|_|  Deposit to M&T Bank
       Account No.            _________________________
|_|  Check                    _________________________
|_|  Funds Transfer to:
       Account No.            _________________________
     Account Name:            _________________________   Bank R/T No __________
     Bank Name:               _________________________   Telephone: ___________

================================================================================

2.   Payee:                   _________________________   Ein #  _______________
     Amount:                  _________________________
     Ref:                     _________________________
|_|  Deposit to M&T Bank
       Account No.            _________________________
|_|  Check                    _________________________
|_|  Funds Transfer to:
       Account No.            _________________________
     Account Name:            _________________________   Bank R/T No __________
     Bank Name:               _________________________   Telephone: ___________

================================================================================

Agreed:

LESSEE:
CVC Products, Inc.


By: /s/ Emilio DiCataldo
    --------------------------------------------
Emilio DiCataldo
Senior Vice President / Chief Financial Officer

MTFCo

                            FUNDS TRANSFER AGREEMENT
                              SINGLE PAYMENT ORDER

To induce Lessor to execute the funds transfer payment order on the front of this form, Lessee makes the following waivers and agrees to the following terms and conditions.

      1. Waiver of Lessor's Security Procedures. Lessee hereby rejects and waives the protection of the Lessor's customary funds transfer security procedures, and agrees that a request for personal identification in a procedure including signature comparison shall be deemed a commercially reasonable security procedure for purposes of Article 4A of the Uniform Commercial Code.

      2. Authorization. Lessee shall supply Lessor with all information that Lessor requests including, but not limited to, money amounts; beneficiary's account number, name and Lessor; value date; supplemental instructions; and further evidence of the authority of any of Lessee's authorized representatives to issue Payment Orders or to do any other act contemplated under this Agreement. For Lessee's protection, Lessor may reject any Payment Order if Lessor is unable to obtain satisfactory verification of the Order or its due authorization. If Lessee is an entity, the person signing this agreement certifies that he or she is duly authorized to execute such transaction on behalf of Lessee; and acknowledges that any false statement will render him or her personally liable for monetary damages as well as criminal penalties including substantial fines and imprisonment under federal and state law.

      3. Account Number Controls. Lessee ACKNOWLEDGES RECEIPT OF NOTICE THAT M&T Lessor, ALL INTERMEDIARY LessorS AND BENEFICIARY'S Lessor ARE ENTITLED TO RELY ON THE BENEFICIARY'S ACCOUNT NUMBER AND ANY Lessor IDENTIFYING NUMBER AS STATED IN THE PAYMENT ORDER AS RECEIVED EVEN IF THE NUMBER AND NAME GIVEN FOR THE BENEFICIARY REFER TO DIFFERENT PERSONS OR LessorS. Lessee IS WARNED TO VERIFY ALL ACCOUNT NUMBERS AND Lessor NUMBERS WITH EXTRAORDINARY CARE.

      4. Risk of Clear Text. Lessee understands that all Payment Orders are transmitted in Clear Text and Lessee assumes full responsibility for all such Payment Orders executed by Lessor at Lessee's request.

      5. Standard of Care. Lessee agrees Lessor has no responsibility beyond executing the transaction requested with ordinary care, subject to this Agreement. Lessor shall be conclusively deemed to have exercised ordinary care if Lessor has followed procedures customary in the industry or if Lessee has not followed such procedures.

      6. Cancellation. Lessee shall have no right to amend a Payment Order or to cancel it after Lessor has begun processing it. In case of Lessee error, Lessor has no obligation but reserves the right to attempt to assist Lessee to recover its funds.

      7. Limited to Available Funds. A Payment Order is debited to Lessee's designated account when it is executed by Lessor. Lessee agrees that its Payment Orders shall not exceed the available balance in Lessee's account on the execution date. If Lessee's account does not contain sufficient available funds on that date, Lessor may reject any or all of Lessee's Payment Orders for that date, charge any of Lessee's other accounts with Lessor, or execute any one or more Payment Orders on that date; and Lessor shall not be liable for any damages (including without limitation special or consequential damages) Lessee suffers as a result of such rejections. If Lessor does in its discretion execute a Payment Order which results in an overdraft in Lessee's account, Lessor shall be entitled to charge and Lessee shall be obligated to pay interest on such overdraft. Lessee's account will be liable for statutory overdraft charges whether or not the overdraft Payment Order is executed.

      8. Expenses. Lessee agrees to pay Lessor's customary funds transfer fees as in effect from time to time and to reimburse Lessor for any out-of-pocket expenses incurred by Lessor. Such fees and expenses shall be paid in cash immediately on demand or by Lessor's debiting Lessee's account(s) at Lessor.

      9. Notice of Errors. Lessee shall promptly review the transfer confirmation or advice mailed to Lessee by Lessor after each transfer and notify Lessor of any discrepancy in writing as soon as possible and in any event within 60 calendar days of the transfer. Lessee shall also promptly review and reconcile its periodic statements of account provided by Lessor and report any discrepancies to Lessor in writing within 60 calendar days after the statement date. Lessee expressly agrees that its failure to so report any such discrepancies shall relieve Lessor of any liability for interest on any refund to which Lessee may be entitled with respect to such unreported discrepancies. Statements and advices shall be deemed received 5 days after mailing.

      10. Disclosure of Information. Lessee acknowledges that Lessor may be or become required by federal regulation to report or make information available concerning all or some classes of funds transfers.

      11. Force Majeure. Lessee agrees that Lessor is not liable for any error, interruption, delay, or failure in transmission occasioned by any circumstances beyond Lessor's control including but not limited to discrepancies or ambiguity in any Payment Order, funds transfer system unavailability, weather, failure of power, other utilities or communication media, strikes, industrial sabotage, war, governmental interference, and error, delay, insolvency or unavailability of other receiving, intermediary or beneficiary Lessors.

      12. Indemnity. Lessee agrees to hold Lessor harmless and indemnify Lessor for any and all claims, liabilities, demands, costs, expenses (including but not limited to attorneys' fees and disbursements), losses or damages of any nature whatsoever arising directly or indirectly from any Payment Order executed pursuant to this Agreement except for liability to Lessee caused by gross negligence or willful misconduct of Lessor. In no event shall Lessor be liable for any consequential or special damages.

      13. Governing Law. This Agreement shall be governed by the internal laws of New York State (including without limitation Article 4A of the Uniform Commercial Code) and by applicable federal law and regulations.

All notices to Lessor shall be directed to the Manager, Commercial Loan Operations, 3rd Floor, Manufacturers and Traders Trust Company, One Fountain Plaza, Buffalo, New York 14203; all notices to Lessee shall be directed to Lessee at the most recent address listed in the records of Lessor.

New York State Department of Taxation and Finance                  ST-121 (4/93)

                                                --------------------------------
[LOGO]                                          To Purchasers and Vendors:

                                                Before issuing or accepting this
                                                certificate read instructions on
                                                the back carefully.
                                                --------------------------------

                   New York State and Local Sales and Use Tax

                             Exempt Use Certificate

--------------------------------------------------------------------------------
Name of vendor                             Name of purchaser

M&T Financial Corporation                  CVC Products, Inc.
--------------------------------------------------------------------------------
Street address                             Street address

One Fountain Plaza                         525 Lee Rd.
--------------------------------------------------------------------------------
City            State      ZIP code        City          State         ZIP code

Buffalo          NY         14203          Rochester,     NY           14606
--------------------------------------------------------------------------------

1     I have been issued a New York State Certificate of Authority,
                         # 16-1017191                      to collect
      ---------------------------------------------------,
      (Enter your sales tax vendor identification number)

      New York State and local sales and compensating use tax, and this certificate has not expired or been suspended or revoked.

2 The purchase I am making is exempt from the state or state and local sales and use taxes because the property or the services will be used for the exempt purpose indicated below.

================================================================================
Part I -- Promotional Materials Single purchase certificate only of promotional materials that will be distributed to customers or
---   prospective customers located outside New York State for use outside the
 %    state. (The percentage must be filled in for this certificate to be
--- valid.) Only these promotional materials are exempt from all state and local sales and use taxes.
================================================================================

================================================================================
Check one: |_| Single purchase certificate |_| Blanket certificate

This form cannot be used to purchase motor fuel or diesel motor fuel exempt from sales tax or to relieve a vendor of the liability for the lubricating oil tax or beverage container tax.

Part II -- Manufacturing Exemptions

|_|  (a)    Machinery and equipment, including parts with a useful life of more than a year when purchased for use or consumption directly and predominantly in the production of tangible personal property, gas, electricity, refrigeration or steam for sale, or telephone central office equipment or station apparatus or comparable telegraph equipment used directly and predominantly to receive or initiate and switch telephone or telegraph communication. Paragraph (a) purchases are exempt from all state and local sales and use taxes.

|_|  (b)    Parts with a useful life of one year or less, tools or supplies used directly and predominantly in production or used directly and predominantly in or on the telephone or telegraph equipment or apparatus described in paragraph (a) of this part, or:

            Purchases of (check one or more boxes): |_| Fuel |_| Gas
            |_| Electricity |_| Refrigeration |_| Steam for use or consumption directly and exclusively in the production of tangible personal property, gas, electricity, refrigeration or steam for sale.

            Paragraph (b) purchases are exempt from all state and local taxes when delivered outside New York City and subject to New York City local sales or use tax when delivered or used in New York City.

|_|  (c)    Installing, repairing, maintaining or servicing of the following are exempt from state tax, but are subject to the New York City taxes and all other local sales and use taxes:

            -- machinery or equipment used directly and predominantly in production;
            -- telephone or telegraph central office equipment or station apparatus used directly and predominantly to receive or initiate and switch telephone or telegraph communication;
            -- parts, tools or supplies described in paragraph (b) of this part.

Part III -- Other exemptions -- exempt from all sales and use taxes

|_|  (d)    Tangible personal property for use or consumption directly and predominantly in research and development in the experimental or laboratory sense.

|_|  (e)    Cartons, containers, and other wrapping and packaging materials and supplies, for use by a vendor to package tangible personal property for sale and actually transferred to the purchaser of the property.

|_|  (f)    Purchases of (check one or more boxes): |_| Gas |_| Electricity
            |_| Refrigeration |_| Steam
            for use or consumption directly and exclusively in research and development in the experimental or laboratory sense.

|_|  (g)    Other (describe exempt use and identify the section of the Tax Law covering this exemption.)

            ____________________________________________________________________
            ____________________________________________________________________

================================================================================

       Substantial penalties will result from misuse of this certificate
                            (see back of this form).

--------------------------------------------------------------------------------
   Signature of owner,
   partner, officer of
purchasing corporation, etc.       Print name and give title             Date

 /s/ Emilio O. DiCataldo               Emilio O. DiCataldo              5/28/98
--------------------------------------------------------------------------------

             Uniform Commercial Code - FINANCING STATE - Form UCC-1

This FINANCING STATEMENT is presented to a Filing Officer for the filing pursuant to the Uniform Commercial Code.

No. Of Additional Sheets Presented:
-----------------------------------------------     ----------------------------
1. Debtor(s) (Last Name First) and Address(es):     4. For Filing Officer: Date,
                                                       Time, No. Filing Office
      CVC Products, Inc.
      525 Lee Road
      Rochester, NY 14606                           ----------------------------

----------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

      M&T Financial Corporation
      One Fountain Plaza
      Buffalo, NY 14203

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

      See Schedule A attached hereto and made a part hereof

--------------------------------------------------------------------------------
7.    |_|   The described crops are growing or to be grown on:*

      |_|   The described goods are or are to be affixed to:*
            *(Describe Real Estate Below)

--------------------------------------------------------------------------------
8. Describe Real Estate Here: |_| This statement is to be indexed in the Real Estate Records:

           No. & Street           Town or City             County

--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. |_| This statement is filed without the debtor's signature to perfect a security interest in collateral under a security agreement signed by debtor authorizing secured party to file this statement.

      CVC Products, Inc.                      M&T Financial Corporation
      ----------------------------------      ----------------------------------


      By /s/ Emilio DiCataldo                 By _______________________________
         -------------------------------
      Signature(s) of Debtor(s)               Signature(s) of Secured Party(ies)

================================================================================
                                For Bank Use Only

      Borrower:
      Obligor #:           _________________________
      Filing Jurisdiction: New York State                REF #:
================================================================================

UCC-1 (1-97)                                             File Copy-Secured Party

                                                         PLEASE RETURN COPY TO:
                                                         M&T BANK
                                                         P.O. BOX 1358
                                                         BUFFALO, NEW YORK 14240

                                   Schedule A
                              Equipment Description

(1)   CX-8 Cluster Tool -- CVC VE Number 68105, including:
      2 physical vapor deposition (PVD) modules;
      1 central wafer handler, including robotics, controls, etc.;
      2 load locks

(1)   Orbital Welding System, including:
      M207A-HP power Supply Top Assy, serial number 23750;
      M9-500 Weld Head Top Assy, serial number 24078

(1)   Pick up Assembly Processing Board, including:
      Model 109LS Hysteresis Loop Tracer;
      Option 109-665 Pickup Assembly;
      Option 109-11 Pickup Assembly;
      Option 109-36-7/32 Pickup Assembly;
      Option DSP-1 Signal Processing Board;
      Option LCD-1 Liquid Crystal Display

(2)   Pulsed DC Generator
      serial numbers Beta-023, Beta-028

(1)   Dry Mechanical Backing Pump

Including all replacements, parts, substitutions, modifications, accessories, additions, attachments, accessions and tools of Debtor now or hereafter installed therein, affixed thereto or used or intended to be used in connection therewith

                               EQUIPMENT SCHEDULE
                  UNDER MASTER EQUIPMENT LEASE AGREEMENT NO. 1

Equipment Schedule Date: April 7, 1998                  Equipment Schedule No. 3

------------------------------------------------------------------------------------------------------------
Lessee's Name and Address:    County: Monroe          Lessor's Name and Address:      County: Erie

CVC Products, Inc.                                    M&T Financial Corporation
525 Lee Road                                          One Fountain Plaza
Rochester, NY 14606                                   Buffalo, NY 14203
Att: Mark Harris       Phone: (716) 458-2550 x3196    Att: Counsel's Office           Phone: (716) 842-5094
------------------------------------------------------------------------------------------------------------

LESSEE: X Corporation |_| General Partnership |_| Limited Partnership |_| dba |_| Other ________________ X Org. in Delaware

------------------------------------------------------------------------------------------------------------
QTY.                   EQUIPMENT DESCRIPTION                               COST                SERIAL NO.
                   (Manufacturer, Model No., Item)
------------------------------------------------------------------------------------------------------------
       See Schedule A attached hereto and made a part hereof           $833,256.00

------------------------------------------------------------------------------------------------------------

Initial Equipment Location: (if different from above)
3100 Laurel View Court, Fremont, CA 94538 (Alameda County)

Vendor:
CVC Products, Inc., 525 Lee Road, Rochester, NY 14606

TERM AND RENTAL PAYMENTS

                                                                                             Term End Date: 1/1/02
Term: 44 months    Beginning: 4/7/98    Security Deposit $0    Last Payment: 12/01/01    Rent Commencement Date: 5/1/98
-----------------------------------------------------------------------------------------------------------------------
                                     Payment Number           Sales     Total Each Lease          Advance Rent
     Rent Payable                     and Amounts              Tax          Payment             Rec'd by Lessor
-----------------------------------------------------------------------------------------------------------------------
X Monthly  |_| Annually    Periodic Rent 44  at $20,510.56   $1,692.12     $22,202.68        1 at $22,202.68
|_| Quarterly                                                                                to be applied to First
|_| Semiannually           Final Payment $20,510.56          $1,692.12     $22,202.68        Payment
|_| See Schedule
-----------------------------------------------------------------------------------------------------------------------

Interim Rent: $16,408.45    For period Covering: 4/7/98 To 4/30/98

INSURANCE:  Lessee's insurance policy covering the Equipment shall contain minimum liability limits of $2,000,000 for each person,

            $2,000,000 for each occurrence and insure against claims for property damage in an amount not less than $2,000,000.

Lease. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the personal property described above together with all substitutions, replacements, repairs, upgrades, additions, accessories, products and proceeds (the "Equipment"), under the terms and conditions set forth here and in the Master Equipment Lease referenced above and incorporated herein in its entirety. LESSEE ACKNOWLEDGES THAT ONLY LESSOR'S ORIGINAL OF THIS EQUIPMENT SCHEDULE CONSTITUTES CHATTEL PAPER FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE, that no security interest can be created by possession of any other counterpart, and that this Lease can only be amended in writing. ____ (Lessee initial). THIS IS A NON-CANCELABLE LEASE.

LESSEE:                                LESSOR:
CVC Products, Inc.                     M&T Financial Corporation


By: /s/ Emilio DiCataldo               By:
    ----------------------------           ----------------------------
    Emilio DiCataldo                       Jeffrey S. Mastroleo
    Senior Vice President /                Assistant Vice President
    Chief Financial Officer

                                   Schedule A
                             Equipment Description

(1)   CX-8         Central Wafer Handler,
                   Including Robotics and Computer System
                   Serial number: 308527-500

(1)   ICP Module   Inductively Coupled Plasma Module
                   Serial number: 309260-100

Equipment Location: 3100 Laurel View Court, Fremont, CA 94538 (Alameda County)

MTFCo

                             EARLY TERMINATION RIDER
                                       to
                      EQUIPMENT SCHEDULE No. 3 ("SCHEDULE")
                               Dated April 7, 1998
                                       to
                        MASTER EQUIPMENT LEASE AGREEMENT
                          Dated April 7, 1998 ("LEASE")
                                     between
                      M&T Financial Corporation ("LESSOR")
                                       and
                          CVC Products, Inc. ("LESSEE")

(I) During the term of the Lease the Lessee shall, provided there exists no event(s) of default, have the right to purchase all but not less than all of the scheduled equipment then under lease ("Early Termination Option") for a price equal to the predetermined Fair Market Value as determined by the attached Stipulated Loss Table ("Option Price"). Upon Lessee's exercise of the Early Termination Option, Lessor shall convey to Lessee, all of Lessor's right, title and interest in and to the Equipment on an "as-is, where-is" basis, without recourse or warranty except against any liens placed on the Equipment by Lessor.

The Lessee may exercise the Early Termination Option upon written notice to Lessor given not less than ninety (90) days nor more than one hundred eighty
(180) days prior to the Early Termination Date. Such notice shall be irrevocable. Upon Lessee's exercise of the Early Termination Option, Lessee shall pay to Lessor all due but unpaid rent under the Equipment Schedule together with the Option Price.

In the event that the Early Termination Option is not exercised by the Lessee in accordance with this Rider, all of Lessee's obligations under the Equipment Schedule will continue unaffected.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS RIDER THIS 7th DAY OF APRIL 1998.

LESSEE:                                LESSOR:
CVC Products, Inc.                     M&T Financial Corporation


By: /s/ Emilio DiCataldo               By:
    ----------------------------           ----------------------------
    Emilio DiCataldo                       Jeffrey S. Mastroleo
    Senior Vice President / CFO            Assistant Vice President

                            Stipulated Loss Schedule

Lessee: CVC Products (Schedule #3)

                                           Percent
Per          Date          Amount          of Cost
---------------------------------------------------
 1          5/1/98       841,252.96        100.96
 2          6/1/98       828,002.02         99.37
 3          7/1/98       814,604.49         97.76
 4          8/1/98       801,072.30         96.14
 5          9/1/98       787,392.02         94.50
 6         10/1/98       773,562.85         92.84
 7         11/1/98       759,596.69         91.16
 8         12/1/98       745,480.11         89.47
 9          1/1/99       731,212.29         87.75
10          2/1/99       716,805.12         86.02
11          3/1/99       702,245.16         84.28
12          4/1/99       687,531.58         82.51
13          5/1/99       672,644.71         80.72
14          6/1/99       657,602.47         78.92
15          7/1/99       642,404.02         77.10
16          8/1/99       627,029.67         75.25
17          9/1/99       611,497.33         73.39
18         10/1/99       595,806.13         71.50
19         11/1/99       579,936.40         69.60
20         12/1/99       563,906.01         67.68
21          1/1/00       547,714.08         65.73
22          2/1/00       531,340.92         63.77
23          3/1/00       514,804.39         61.78
24          4/1/00       498,103.61         59.78
25          5/1/00       481,316.76         57.76
26          6/1/00       464,364.32         55.73
27          7/1/00       447,245.39         53.67
28          8/1/00       430,038.14         51.61
29          9/1/00       412,663.04         49.52
30         10/1/00       395,119.17         47.42
31         11/1/00       377,484.71         45.30
32         12/1/00       359,680.09         43.17
33          1/1/01       341,704.39         41.01
34          2/1/01       323,635.78         38.84
35          3/1/01       305,394.67         36.65
36          4/1/01       286,980.15         34.44
37          5/1/01       268,529.08         32.23
38          6/1/01       249,903.47         29.99
39          7/1/01       231,102.37         27.73
40          8/1/01       212,262.65         25.47
41          9/1/01       193,246.29         23.19
42         10/1/01       174,052.34         20.89
43         11/1/01       154,817.67         18.58
44         12/1/01       135,404.22         16.25
45          1/1/02       115,811.06         13.90

MTFCo

                              PURCHASE OPTION RIDER
                                       to
                      EQUIPMENT SCHEDULE NO. 3 ("SCHEDULE")
                               Dated April 7, 1998
                                       to
                        MASTER EQUIPMENT LEASE AGREEMENT
                       Dated as of April 7, 1998 ("LEASE")
                                     between
                      M&T Financial Corporation ("LESSOR")
                                       and
                          CVC Products, Inc. ("LESSEE")

The paragraph in the Lease entitled Purchase Option is hereby amended as follows:

      Subject to the satisfaction of the conditions set forth below, the Lessee shall, on the Initial Term Expiration Date, have the option to:

            (1) Purchase all, but not less than all, of the Equipment under lease for a price equal to its Fair Market Value as determined by the Stipulated Loss Table (the "Purchase Price").

                  (a) Lessee's right to exercise the Purchase Option shall be subject to the satisfaction of the following conditions precedent: (1) No Default or Event of Default shall have occurred and be continuing; (2) Lessee shall have given written notice to Lessor of Lessee's desire to exercise the Purchase Option not less than ninety (90) days nor more than one hundred eighty (180) days prior to the Initial Term Expiration Date; and (3) Lessor shall have received Lessee's payment of the Purchase Price (plus any taxes) prior to the Initial Term Expiration Date.

                  (b) If Lessee exercises the Purchase Option in accordance with the terms and conditions hereof, then at the expiration of the Initial Term, Lessee shall tender the Purchase Price in immediately available funds and Lessor shall deliver a bill of sale transferring to Lessee all Lessor's right, title and interest in the Equipment: IT BEING EXPRESSLY UNDERSTOOD THAT SUCH TRANSFER IS "AS IS, WHERE IS", WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, AND LESSOR EXPRESSLY DISCLAIMS THE SAME.

            (2) Return the equipment to the Lessor without further obligation to a location of the Lessor's choosing in the United States.

            (3) Renew the Lease at its fair market rental rate as determined by Lessor.

Except as specifically amended hereby, all of the terms and conditions set forth in the Schedule and Lease are unaffected and remain in full force and effect.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS RIDER THIS 7th DAY OF April, 1998.

LESSEE:                                LESSOR:
CVC Products, Inc.                     M&T Financial Corporation


By: /s/ Emilio DiCataldo               By:
    ----------------------------           ----------------------------
    Emilio DiCataldo                       Jeffrey S. Mastroleo
    Senior Vice President / CFO            Assistant Vice President

                            Stipulated Loss Schedule

Lessee: CVC Products (Schedule #3)

                                           Percent
Per          Date          Amount          of Cost
---------------------------------------------------
 1          5/1/98       841,252.96        100.96
 2          6/1/98       828,002.02         99.37
 3          7/1/98       814,604.49         97.76
 4          8/1/98       801,072.30         96.14
 5          9/1/98       787,392.02         94.50
 6         10/1/98       773,562.85         92.84
 7         11/1/98       759,596.69         91.16
 8         12/1/98       745,480.11         89.47
 9          1/1/99       731,212.29         87.75
10          2/1/99       716,805.12         86.02
11          3/1/99       702,245.16         84.28
12          4/1/99       687,531.58         82.51
13          5/1/99       672,644.71         80.72
14          6/1/99       657,602.47         78.92
15          7/1/99       642,404.02         77.10
16          8/1/99       627,029.67         75.25
17          9/1/99       611,497.33         73.39
18         10/1/99       595,806.13         71.50
19         11/1/99       579,936.40         69.60
20         12/1/99       563,906.01         67.68
21          1/1/00       547,714.08         65.73
22          2/1/00       531,340.92         63.77
23          3/1/00       514,804.39         61.78
24          4/1/00       498,103.61         59.78
25          5/1/00       481,316.76         57.76
26          6/1/00       464,364.32         55.73
27          7/1/00       447,245.39         53.67
28          8/1/00       430,038.14         51.61
29          9/1/00       412,663.04         49.52
30         10/1/00       395,119.17         47.42
31         11/1/00       377,484.71         45.30
32         12/1/00       359,680.09         43.17
33          1/1/01       341,704.39         41.01
34          2/1/01       323,635.78         38.84
35          3/1/01       305,394.67         36.65
36          4/1/01       286,980.15         34.44
37          5/1/01       268,529.08         32.23
38          6/1/01       249,903.47         29.99
39          7/1/01       231,102.37         27.73
40          8/1/01       212,262.65         25.47
41          9/1/01       193,246.29         23.19
42         10/1/01       174,052.34         20.89
43         11/1/01       154,817.67         18.58
44         12/1/01       135,404.22         16.25
45          1/1/02       115,811.06         13.90

                           CERTIFICATE OF ACCEPTANCE
                                       to
                 EQUIPMENT SCHEDULE NO. 3, Dated April 7, 1998,
                                       to
             MASTER EQUIPMENT LEASE AGREEMENT, Dated April 7, 1998
                                 (the "Lease")

--------------------------------------------------------------------------------------------------------------------
Leesee's Name and Address:         County: Monroe             Lessor's Name and Address:          County: Erie
CVC Products, Inc.                                            M&T Financial Corporation
525 Lee Road                                                  One Fountain Plaza
Rochester, NY 14606                                           Buffalo, NY 14203

Attn: Mark Harris            Phone: (716) 458-2550 x3196      Attn: Counsel's Office          Phone: (716) 842-5094
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   QTY         EQUIPMENT DESCRIPTION (Manufacturer, Model No., Serial No., Item)
--------------------------------------------------------------------------------
           See Schedule A attached hereto and made a part hereof

--------------------------------------------------------------------------------

Initial Equipment Location (if different from Leesee's address above):
3100 Laurel View Court, Fremont, CA 94538 (Alameda County)

Vendor:
CVC Products, 525 Lee Road, Rochester, NY 14606

Lessee hereby certifies that as of this date the Equipment described above has been delivered to and accepted by Lessee after complete inspection and testing, is correctly described in the Lease (with the exception of serial numbers which if omitted now may be supplied by Lessee in the future by telephone and inserted in the description by Lessor or Assignee), is in good working order, and is satisfactory to Lessee in all respects. Lessee reaffirms that Lessee selected the Equipment based upon its specifications and that Lessee's obligation to pay all amounts due and to become due and perform all other obligations under the Lease is absolute and that any recourse Lessee might have in case of any nonperformance, unsuitability or other failure of the Equipment shall lie with the manufacturer or vendor and in no case with Lessor or Assignee.

                             Date: April 7, 1998

                             LESSEE:
                             CVC Products, Inc.


                             By: /s/ Emilio DiCataldo
                                 -----------------------------------------------
                                 Emilio DiCataldo
                                 Senior Vice President / Chief Financial Officer

                             (If Corporation, President or Vice President should sign and give official title; if Partnership, General Partner; if LLC, Manager)

                                   Schedule A
                             Equipment Description

(1)   CX-8         Central Wafer Handler,
                   Including Robotics and Computer System
                   Serial number: 308527-500

(1)   ICP Module   Inductively Coupled Plasma Module
                   Serial number: 309260-100

Equipment Location: 3100 Laurel View Court, Fremont, CA 94538 (Alameda County)

MTFCo

                            CERTIFICATE OF SECRETARY
                                       OF
                                     LESSEE

      I, Christine Whitman, President of CVC Products, Inc. (the "Company"), a Delaware corporation, do CERTIFY in connection with Equipment Schedule No. 3 dated as of April 7, 1998 to Master Equipment Lease Agreement dated as of April 7, 1998 between M&T Financial Corporation (the "Lessor") and the Company as lessee (the "Lease") as follows:

      1. The Company's execution, delivery and performance of the Lease, the Equipment Schedule, the Delivery and Acceptance Certificate and all other collateral instruments and documents related to this transaction (collectively, the "Documents") have been duly authorized by all necessary corporate action on the part of the Company, as evidenced by the copies of the resolution attached hereto, and the Documents will be duly and validly executed if executed by one of the persons whose name appears in Section 2 below;

      2. The following persons are the duly elected or appointed, qualified and acting officers of the Company holding the offices set forth opposite their respective names below, and the signatures appearing opposite their respective names below are the genuine signatures of such persons:

Name                         Office                       Signature

Emilio DiCataldo             Sr Vice President / CFO      /s/ Emilio DiCataldo
________________________     ________________________     ______________________
________________________     ________________________     ______________________

      IN WITNESS WHEREOF, I have executed this Certificate this 7th day of April 1998.


                                       By: /s/ Christine Whitman
                                           -------------------------------------
                                           Christine Whitman
                                           President / CEO

MTFCo

                  EXHIBIT TO CERTIFICATE OF SECRETARY TO LESSEE

                                   RESOLUTION

      On motion of ____________________________________________, seconded by
_____________________________________________, the following Resolutions were adopted by a duly constituted quorum of the Board of Directors [______________] of CVC Products, Inc. (the "Company") present at a meeting duly called and held, or by unanimous written consent, on _____________________, 199_.

      WHEREAS, this Board has determined that in order for the Company to better accomplish its corporate purposes, the Company needs to acquire the use of the Equipment described on the Schedule attached hereto, and

      WHEREAS, the Company has determined that the most economical and efficient means of acquiring the use of said Equipment is pursuant to a lease financing of the Equipment;

      NOW, THEREFORE, be it

      RESOLVED, that the Company is hereby authorized to enter into a Master Equipment Lease Agreement between M&T Financial Corporation and/or M&T Bank as Lessor and the Company as Lessee together with any appropriate equipment schedules, all exhibits, tables, riders and amendments related thereto, substantially in the form annexed hereto; and it is further

      RESOLVED, that in furtherance of the accomplishment of the Lease, the Sr Vice President / CFO, is hereby authorized to consult with and authorize the appropriate officers of the Company to select and designate the particular Equipment to be leased by the Company and the particular source of financing the Equipment; and be it further

      RESOLVED, that in furtherance of the Lease, the Sr Vice President / CFO, is hereby authorized to execute and deliver on behalf of the Company such agreements, indemnities, purchase orders, guarantees of performance or payment or otherwise, leases, bills of sale, certificates or other instruments or obligations as they or any one of them may deem necessary or appropriate to the accomplishment of the Lease, and the execution and delivery of any such agreement, instrument or obligation prior to the date hereof by any such officer is in all respects hereby confirmed, ratified and approved; and be it further

      RESOLVED, that all officers of the Company are authorized and directed to do or cause to be done all such other acts and things, to make all payments, including rent payments, required pursuant to the Lease and related documents, and to execute all such documents, certificates and instruments as in his, her or their judgement may be necessary or advisable in order to carry out the foregoing Resolutions and the Company's obligations under the Lease, or any revised and supplemental lease; and all actions heretofore taken by the officers of the Company in connection with the subject of these Resolutions are hereby approved, ratified and confirmed in all respects.

                                                                       EXHIBIT D

                                   RESOLUTIONS
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                    CVC, INC.

      RESOLVED, that the form, terms and provisions of the proposed term loan and credit facility agreement (the "Credit Agreement"), between CVC, Inc. (the "Corporation"), CVC Products, Inc. (the "Subsidiary") and Manufacturers and Traders Trust Company (the "Lender") substantially on the terms that have been submitted to the directors of the Corporation, pursuant to which, among other things, the Lender will make to the Subsidiary and/or the Corporation term loans in amounts up to an aggregate of $8,000,000 and revolving loans in amounts up to an aggregate of $10,000,000 (based on borrowing base availability), will make available a $2 million capital equipment term loan and lease line and will provide other credit accommodations, all upon the terms set forth therein and in the exhibits thereto, and all transactions referred to therein, be, and the same hereby are, in all respects authorized and approved.

      RESOLVED, that an Authorized Officer of the Corporation and/or the Subsidiary be, and each hereby is, authorized and empowered, in the name and on behalf of the Corporation and/or the Subsidiary, to execute and deliver to the Lender the Credit Agreement and each exhibit thereto of which the Corporation and/or the Subsidiary shall be a signatory, and any and all other agreements, certificates, or other documents which may be described in the Credit Agreement or necessary or required by the Lender, with such change or changes therein as the Authorized Officer or Officers executing the same may approve, the execution thereof, with such change or changes, to be conclusive evidence of such approval.

      RESOLVED, that, in connection with the loan and accommodations to be made by the Lender to the Subsidiary, the form, terms and provisions of the Term and Revolving Notes (the "Notes") and the equipment lease documents, be, and, the same hereby are, in all respects authorized and approved.

      RESOLVED, that an Authorized Officer or Officers of the Corporation and/or the Subsidiary be, and each hereby is, authorized and empowered, in the name and on behalf of the Corporation and/or the Subsidiary, to execute and deliver to the Lender, upon receipt of funds evidenced thereby, the Notes and the lease documents, with such change or changes therein as the Authorized Officer or Officers executing the same may approve, the execution thereof, with such change or changes, to be conclusive evidence of such approval.

      RESOLVED, that the Corporation and/or the Subsidiary be, and hereby are, authorized (i) to borrow such amounts and to sell and lease back from the Lender such equipment in such amounts as an Authorized Officer of the Corporation and/or the Subsidiary may deem appropriate, to be evidenced by appropriate Notes and the lease documents, (ii) to each guaranty the indebtedness of the other to the Lender on terms acceptable to the Lender as evidenced by agreements and guarantees requested by the Lender, (iii) to grant security interests to the Lender in any and all assets of the Corporation and the Subsidiary, and (iv) to pay any and all fees and associated expenses; and the same (including all documents evidencing same) hereby are, authorized and approved.

      RESOLVED, that the agreements, instruments, notes and documents heretofore entered into by the Corporation and/or the Subsidiary with the Lender are hereby ratified and affirmed;

      RESOLVED, that, in connection with loans to be made by the Lender to the Subsidiary, an Authorized Officer of the Corporation and/or the Subsidiary be, and hereby is, authorized and empowered to open and maintain such bank accounts at such bank or banks as the Lender may request, and that any resolutions furnished by such banks for such purposes be deemed adopted as and for the resolutions of the Board of Directors with the same force and effect as if fully set forth herein.

      RESOLVED, that the President and Senior Vice President of the Corporation and the Subsidiary, and any person duly authorized to act in such capacity be, and each of them hereby is, designated an "Authorized Officer" for purposes of these resolutions, the Credit Agreement, the Notes, the lease documents and any other documents and instruments necessary, proper or convenient to implement or accomplish the transactions involved in, or related to, any thereof.

      RESOLVED, that the Authorized Officers of the Corporation and/or the Subsidiary be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Corporation and/or the Subsidiary, to execute and deliver such certificates, documents, agreements and instruments containing in each case such terms and conditions, and to take such other action, as any such officer, in his or her sole discretion, shall deem necessary or appropriate fully to effectuate and to carry out the purposes and intent of the foregoing resolutions, the execution or delivery of any of same or the taking of any such action to be conclusive evidence of the necessity or appropriateness thereof.

MTFCo

                               PAY PROCEEDS LETTER

Date: April 7, 1998

M&T Financial Corporation
Manufacturers and Traders Trust Company (M&T Bank)
One Fountain Plaza
Buffalo, New York 14203
Attention: Equipment Leasing

Re: Equipment Schedule No. 3 between CVC Products, Inc. (Lessee) and M&T Financial Corporation as (Lessor) (the "Lease).

You are hereby authorized to disburse funds to purchase the Equipment for the above Lease as directed below. We understand that under Uniform Commercial Code
Article 4A M&T Bank and all other banks handling funds transfers are entitled to rely on the bank number and account number we provide without reference to names or account titles, and that you have no duty to discover any discrepancies. We have taken appropriate care to verify our instructions to you, and you will not be liable for any loss that, may result from our error in these instructions. We also agree to the provisions on the reverse.

================================================================================

1.   Payee:                   M&T Financial Corporation   Ein #  _______________
     Amount:                  $833,256.00
     Ref:                     payoff of Schedule 1
|_|  Deposit to M&T Bank
       Account No.            _________________________
|_|  Check                    _________________________
|_|  Funds Transfer to:
       Account No.            _________________________
     Account Name:            _________________________   Bank R/T No __________
     Bank Name:               _________________________   Telephone: ___________

================================================================================

2.   Payee:                   _________________________   Ein #  _______________
     Amount:                  _________________________
     Ref:                     _________________________
|_|  Deposit to M&T Bank
       Account No.            _________________________
|_|  Check                    _________________________
|_|  Funds Transfer to:
       Account No.            _________________________
     Account Name:            _________________________   Bank R/T No __________
     Bank Name:               _________________________   Telephone: ___________

================================================================================

Agreed:

LESSEE:
CVC Products, Inc.


By: /s/ Emilio DiCataldo
    --------------------------------------------
Emilio DiCataldo
Senior Vice President / Chief Financial Officer

MTFCo

                            FUNDS TRANSFER AGREEMENT
                              SINGLE PAYMENT ORDER

To induce Lessor to execute the funds transfer payment order on the front of this form, Lessee makes the following waivers and agrees to the following terms and conditions.

      1. Waiver of Lessor's Security Procedures. Lessee hereby rejects and waives the protection of the Lessor's customary funds transfer security procedures, and agrees that a request for personal identification in a procedure including signature comparison shall be deemed a commercially reasonable security procedure for purposes of Article 4A of the Uniform Commercial Code.

      2. Authorization. Lessee shall supply Lessor with all information that Lessor requests including, but not limited to, money amounts; beneficiary's account number, name and Lessor; value date; supplemental instructions; and further evidence of the authority of any of Lessee's authorized representatives to issue Payment Orders or to do any other act contemplated under this Agreement. For Lessee's protection, Lessor may reject any Payment Order if Lessor is unable to obtain satisfactory verification of the Order or its due authorization. If Lessee is an entity, the person signing this agreement certifies that he or she is duly authorized to execute such transaction on behalf of Lessee; and acknowledges that any false statement will render him or her personally liable for monetary damages as well as criminal penalties including substantial fines and imprisonment under federal and state law.

      3. Account Number Controls. Lessee ACKNOWLEDGES RECEIPT OF NOTICE THAT M&T Lessor, ALL INTERMEDIARY LessorS AND BENEFICIARY'S Lessor ARE ENTITLED TO RELY ON THE BENEFICIARY'S ACCOUNT NUMBER AND ANY Lessor IDENTIFYING NUMBER AS STATED IN THE PAYMENT ORDER AS RECEIVED EVEN IF THE NUMBER AND NAME GIVEN FOR THE BENEFICIARY REFER TO DIFFERENT PERSONS OR LessorS. Lessee IS WARNED TO VERIFY ALL ACCOUNT NUMBERS AND Lessor NUMBERS WITH EXTRAORDINARY CARE.

      4. Risk of Clear Text. Lessee understands that all Payment Orders are transmitted in Clear Text and Lessee assumes full responsibility for all such Payment Orders executed by Lessor at Lessee's request.

      5. Standard of Care. Lessee agrees Lessor has no responsibility beyond executing the transaction requested with ordinary care, subject to this Agreement. Lessor shall be conclusively deemed to have exercised ordinary care if Lessor has followed procedures customary in the industry or if Lessee has not followed such procedures.

      6. Cancellation. Lessee shall have no right to amend a Payment Order or to cancel it after Lessor has begun processing it. In case of Lessee error, Lessor has no obligation but reserves the right to attempt to assist Lessee to recover its funds.

      7. Limited to Available Funds. A Payment Order is debited to Lessee's designated account when it is executed by Lessor. Lessee agrees that its Payment Orders shall not exceed the available balance in Lessee's account on the execution date. If Lessee's account does not contain sufficient available funds on that date, Lessor may reject any or all of Lessee's Payment Orders for that date, charge any of Lessee's other accounts with Lessor, or execute any one or more Payment Orders on that date; and Lessor shall not be liable for any damages (including without limitation special or consequential damages) Lessee suffers as a result of such rejections. If Lessor does in its discretion execute a Payment Order which results in an overdraft in Lessee's account, Lessor shall be entitled to charge and Lessee shall be obligated to pay interest on such overdraft. Lessee's account will be liable for statutory overdraft charges whether or not the overdraft Payment Order is executed.

      8. Expenses. Lessee agrees to pay Lessor's customary funds transfer fees as in effect from time to time and to reimburse Lessor for any out-of-pocket expenses incurred by Lessor. Such fees and expenses shall be paid in cash immediately on demand or by Lessor's debiting Lessee's account(s) at Lessor.

      9. Notice of Errors. Lessee shall promptly review the transfer confirmation or advice mailed to Lessee by Lessor after each transfer and notify Lessor of any discrepancy in writing as soon as possible and in any event within 60 calendar days of the transfer. Lessee shall also promptly review and reconcile its periodic statements of account provided by Lessor and report any discrepancies to Lessor in writing within 60 calendar days after the statement date. Lessee expressly agrees that its failure to so report any such discrepancies shall relieve Lessor of any liability for interest on any refund to which Lessee may be entitled with respect to such unreported discrepancies. Statements and advices shall be deemed received 5 days after mailing.

      10. Disclosure of Information. Lessee acknowledges that Lessor may be or become required by federal regulation to report or make information available concerning all or some classes of funds transfers.

      11. Force Majeure. Lessee agrees that Lessor is not liable for any error, interruption, delay, or failure in transmission occasioned by any circumstances beyond Lessor's control including but not limited to discrepancies or ambiguity in any Payment Order, funds transfer system unavailability, weather, failure of power, other utilities or communication media, strikes, industrial sabotage, war, governmental interference, and error, delay, insolvency or unavailability of other receiving, intermediary or beneficiary Lessors.

      12. Indemnity. Lessee agrees to hold Lessor harmless and indemnify Lessor for any and all claims, liabilities, demands, costs, expenses (including but not limited to attorneys' fees and disbursements), losses or damages of any nature whatsoever arising directly or indirectly from any Payment Order executed pursuant to this Agreement except for liability to Lessee caused by gross negligence or willful misconduct of Lessor. In no event shall Lessor be liable for any consequential or special damages.

      13. Governing Law. This Agreement shall be governed by the internal laws of New York State (including without limitation Article 4A of the Uniform Commercial Code) and by applicable federal law and regulations.

All notices to Lessor shall be directed to the Manager, Commercial Loan Operations, 3rd Floor, Manufacturers and Traders Trust Company, One Fountain Plaza, Buffalo, New York 14203; all notices to Lessee shall be directed to Lessee at the most recent address listed in the records of Lessor.

             Uniform Commercial Code - FINANCING STATE - Form UCC-1

This FINANCING STATEMENT is presented to a Filing Officer for the filing pursuant to the Uniform Commercial Code.

No. Of Additional Sheets Presented:
-----------------------------------------------     ----------------------------
1. Debtor(s) (Last Name First) and Address(es):     4. For Filing Officer: Date,
                                                       Time, No. Filing Office
      CVC Products, Inc.
      525 Lee Road
      Rochester, NY 14606                           ----------------------------

----------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

      M&T Financial Corporation
      One Fountain Plaza
      Buffalo, NY 14203

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

      See Schedule A attached hereto and made a part hereof

--------------------------------------------------------------------------------
7.    |_|   The described crops are growing or to be grown on:*

      |_|   The described goods are or are to be affixed to:*
            *(Describe Real Estate Below)

--------------------------------------------------------------------------------
8. Describe Real Estate Here: |_| This statement is to be indexed in the Real Estate Records:

           No. & Street           Town or City             County

--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. |_| This statement is filed without the debtor's signature to perfect a security interest in collateral under a security agreement signed by debtor authorizing secured party to file this statement.

      CVC Products, Inc.                      M&T Financial Corporation
      ----------------------------------      ----------------------------------


      By /s/ Emilio DiCataldo                 By _______________________________
         -------------------------------
      Signature(s) of Debtor(s)               Signature(s) of Secured Party(ies)

================================================================================
                                For Bank Use Only

      Borrower:
      Obligor #:           _________________________
      Filing Jurisdiction: New York State                REF #:
================================================================================

UCC-1 (1-97)                                             File Copy-Secured Party

                                                         PLEASE RETURN COPY TO:
                                                         M&T BANK
                                                         P.O. BOX 1358
                                                         BUFFALO, NEW YORK 14240

                                   Schedule A
                             Equipment Description

(1)   CX-8         Central Wafer Handler,
                   Including Robotics and Computer System
                   Serial number: 308527-500

(1)   ICP Module   Inductively Coupled Plasma Module
                   Serial number: 309260-100

Equipment Location: 3100 Laurel View Court, Fremont, CA 94538 (Alameda County)

Including all replacements, parts, substitutions, modifications, accessories, additions, attachments, accessions and tools of Debtor now or hereafter installed therein, affixed thereto or used or intended to be used in connection therewith

             Uniform Commercial Code - FINANCING STATE - Form UCC-1

This FINANCING STATEMENT is presented to a Filing Officer for the filing pursuant to the Uniform Commercial Code.

No. Of Additional Sheets Presented:
-----------------------------------------------     ----------------------------
1. Debtor(s) (Last Name First) and Address(es):     4. For Filing Officer: Date,
                                                       Time, No. Filing Office
      CVC Products, Inc.
      525 Lee Road
      Rochester, NY 14606                           ----------------------------

----------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

      M&T Financial Corporation
      One Fountain Plaza
      Buffalo, NY 14203

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

      See Schedule A attached hereto and made a part hereof

--------------------------------------------------------------------------------
7.    |_|   The described crops are growing or to be grown on:*

      |_|   The described goods are or are to be affixed to:*
            *(Describe Real Estate Below)

--------------------------------------------------------------------------------
8. Describe Real Estate Here: |_| This statement is to be indexed in the Real Estate Records:

           No. & Street           Town or City             County

--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. |_| This statement is filed without the debtor's signature to perfect a security interest in collateral under a security agreement signed by debtor authorizing secured party to file this statement.

      CVC Products, Inc.                      M&T Financial Corporation
      ----------------------------------      ----------------------------------


      By /s/ Emilio DiCataldo                 By _______________________________
         -------------------------------
      Signature(s) of Debtor(s)               Signature(s) of Secured Party(ies)

================================================================================
                                For Bank Use Only

      Borrower:
      Obligor #:           _________________________
      Filing Jurisdiction: Monroe County                 REF #:
================================================================================

UCC-1 (1-97)                                             File Copy-Secured Party

                                                         PLEASE RETURN COPY TO:
                                                         M&T BANK
                                                         P.O. BOX 1358
                                                         BUFFALO, NEW YORK 14240

                                   Schedule A
                             Equipment Description

(1)   CX-8         Central Wafer Handler,
                   Including Robotics and Computer System
                   Serial number: 308527-500

(1)   ICP Module   Inductively Coupled Plasma Module
                   Serial number: 309260-100

Equipment Location: 3100 Laurel View Court, Fremont, CA 94538 (Alameda County)

Including all replacements, parts, substitutions, modifications, accessories, additions, attachments, accessions and tools of Debtor now or hereafter installed therein, affixed thereto or used or intended to be used in connection therewith

                               EQUIPMENT SCHEDULE
                  UNDER MASTER EQUIPMENT LEASE AGREEMENT NO. 1

Equipment Schedule Date: April 7, 1998                  Equipment Schedule No. 4

------------------------------------------------------------------------------------------------------------
Lessee's Name and Address:    County: Monroe          Lessor's Name and Address:      County: Erie

CVC Products, Inc.                                    M&T Financial Corporation
525 Lee Road                                          One Fountain Plaza
Rochester, NY 14606                                   Buffalo, NY 14203
Att: Mark Harris       Phone: (716) 458-2550 x3196    Att: Counsel's Office           Phone: (716) 842-5094
------------------------------------------------------------------------------------------------------------

LESSEE: X Corporation |_| General Partnership |_| Limited Partnership |_| dba |_| Other ________________ X Org. in Delaware

------------------------------------------------------------------------------------------------------------
QTY.                   EQUIPMENT DESCRIPTION                               COST                SERIAL NO.
                   (Manufacturer, Model No., Item)
------------------------------------------------------------------------------------------------------------
       See Schedule A attached hereto and made a part hereof           $16,995.00

------------------------------------------------------------------------------------------------------------

Initial Equipment Location: (if different from above)
3100 Laurel View Court, Fremont, CA 94538 (Alameda County)

Vendor:
CVC Products, Inc., 525 Lee Road, Rochester, NY 14606

TERM AND RENTAL PAYMENTS

                                                                                             Term End Date: 1/1/02
Term: 44 months    Beginning: 4/7/98    Security Deposit $0    Last Payment: 12/01/01    Rent Commencement Date: 5/1/98
-----------------------------------------------------------------------------------------------------------------------
                                     Payment Number           Sales     Total Each Lease          Advance Rent
     Rent Payable                     and Amounts              Tax          Payment             Rec'd by Lessor
-----------------------------------------------------------------------------------------------------------------------
X Monthly  |_| Annually    Periodic Rent 44  at $439.23        $ 0          $439.23           1   at $439.23
|_| Quarterly
|_| Semiannually           Final Payment $439.23               $ 0          $439.23           to be applied to First
|_| See Schedule                                                                              Payment
                                                               X Exempt
-----------------------------------------------------------------------------------------------------------------------

Interim Rent: $351.38    For period Covering: 4/7/98  To 4/30/98

INSURANCE:  Lessee's insurance policy covering the Equipment shall contain minimum liability limits of $2,000,000 for each person,

            $2,000,000 for each occurrence and insure against claims for property damage in an amount not less than $2,000,000.

Lease. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the personal property described above together with all substitutions, replacements, repairs, upgrades, additions, accessories, products and proceeds (the "Equipment"), under the terms and conditions set forth here and in the Master Equipment Lease referenced above and incorporated herein in its entirety. LESSEE ACKNOWLEDGES THAT ONLY LESSOR'S ORIGINAL OF THIS EQUIPMENT SCHEDULE CONSTITUTES CHATTEL PAPER FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE, that no security interest can be created by possession of any other counterpart, and that this Lease can only be amended in writing. ___ (Lessee initial). THIS IS A NON-CANCELABLE LEASE.

LESSEE:                                LESSOR:
CVC Products, Inc.                     M&T Financial Corporation


By: /s/ Emilio DiCataldo               By:
    ----------------------------           ----------------------------
    Emilio DiCataldo                       Jeffrey S. Mastroleo
    Senior Vice President /                Assistant Vice President
    Chief Financial Officer

                                   Schedule A
                             Equipment Description

(1)   Metallurgical Microscope including:
      1 Reconditioned Nikon Optiphot 66 Metallurgical Microscope;
      1 Nikon 200X Plan APO Brightfield Lens;
      1 Nomarski D.E.C. Set comprising Nosepiece, Polarizer, Analyzer and first order Compensator and Prisms

MTFCo

                              PURCHASE OPTION RIDER
                                       to
                      EQUIPMENT SCHEDULE NO. 4 ("SCHEDULE")
                               Dated April 7, 1998
                                       to
                        MASTER EQUIPMENT LEASE AGREEMENT
                       Dated as of April 7, 1998 ("LEASE")
                                     between
                      M&T Financial Corporation ("LESSOR")
                                       and
                          CVC Products, Inc. ("LESSEE")

The paragraph in the Lease entitled Purchase Option is hereby amended as follows:

      Subject to the satisfaction of the conditions set forth below, the Lessee shall, on the Initial Term Expiration Date, have the option to:

            (1) Purchase all, but not less than all, of the Equipment under lease for a price equal to its Fair Market Value as determined by the Stipulated Loss Table (the "Purchase Price").

                  (a) Lessee's right to exercise the Purchase Option shall be subject to the satisfaction of the following conditions precedent: (1) No Default or Event of Default shall have occurred and be continuing; (2) Lessee shall have given written notice to Lessor of Lessee's desire to exercise the Purchase Option not less than ninety (90) days nor more than one hundred eighty (180) days prior to the Initial Term Expiration Date; and (3) Lessor shall have received Lessee's payment of the Purchase Price (plus any taxes) prior to the Initial Term Expiration Date.

                  (b) If Lessee exercises the Purchase Option in accordance with the terms and conditions hereof, then at the expiration of the Initial Term, Lessee shall tender the Purchase Price in immediately available funds and Lessor shall deliver a bill of sale transferring to Lessee all Lessor's right, title and interest in the Equipment: IT BEING EXPRESSLY UNDERSTOOD THAT SUCH TRANSFER IS "AS IS, WHERE IS", WITHOUT ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, AND LESSOR EXPRESSLY DISCLAIMS THE SAME.

            (2) Return the equipment to the Lessor without further obligation to a location of the Lessor's choosing in the United States.

            (3) Renew the Lease at its fair market rental rate as determined by Lessor.

Except as specifically amended hereby, all of the terms and conditions set forth in the Schedule and Lease are unaffected and remain in full force and effect.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS RIDER THIS 7th DAY OF April, 1998.

LESSEE:                                LESSOR:

CVC Products, Inc.                     M&T Financial Corporation
                                                                      === SIGN
                                                                          HERE
By: /s/ Emilio DiCataldo               By:
    ----------------------------           ----------------------------
    Emilio DiCataldo                       Jeffrey S. Mastroleo
    Senior Vice President / CFO            Assistant Vice President

                            Stipulated Loss Schedule

Lessee: CVC Products (Schedule #4)

                                                   Percent
Per             Date           Amount              of Cost
----------------------------------------------------------
  1            5/1/98         17,289.23            101.73
  2            6/1/98         16,992.53             99.99
  3            7/1/98         16,692.75             98.22
  4            8/1/98         16,390.26             96.44
  5            9/1/98         16,084.66             94.64
  6           10/1/98         15,775.91             92.83
  7           11/1/98         15,464.43             90.99
  8           12/1/98         15,149.77             89.14
  9            1/1/99         14,831.92             87.27
 10            2/1/99         14,511.29             85.39
 11            3/1/99         14,187.44             83.48
 12            4/1/99         13,860.36             81.56
 13            5/1/99         13,529.87             79.61
 14            6/1/99         13,196.12             77.65
 15            7/1/99         12,859.08             75.66
 16            8/1/99         12,518.60             73.66
 17            9/1/99         12,174.79             71.64
 18           10/1/99         11,827.65             69.59
 19           11/1/99         11,477.00             67.53
 20           12/1/99         11,122.98             65.45
 21            1/1/00         10,765.57             63.35
 22            2/1/00         10,404.61             61.22
 23            3/1/00         10,040.22             59.08
 24            4/1/00          9,672.38             56.91
 25            5/1/00          9,302.86             54.74
 26            6/1/00          8,929.87             52.54
 27            7/1/00          8,553.39             50.33
 28            8/1/00          8,175.18             48.10
 29            9/1/00          7,793.46             45.86
 30           10/1/00          7,408.20             43.59
 31           11/1/00          7,021.17             41.31
 32           12/1/00          6,630.57             39.01
 33            1/1/01          6,236.40             36.70
 34            2/1/01          5,840.40             34.37
 35            3/1/01          5,440.79             32.01
 36            4/1/01          5,037.56             29.64
 37            5/1/01          4,633.62             27.26
 38            6/1/01          4,226.03             24.87
 39            7/1/01          3,814.76             22.45
 40            8/1/01          3,402.75             20.02
 41            9/1/01          2,987.04             17.58
 42           10/1/01          2,567.62             15.11
 43           11/1/01          2,147.41             12.64
 44           12/1/01          1,723.46             10.14
 45            1/1/02          1,295.76              7.62

MTFCo

                             EARLY TERMINATION RIDER
                                       to
                      EQUIPMENT SCHEDULE No. 4 ("SCHEDULE")
                               Dated April 7, 1998
                                       to
                        MASTER EQUIPMENT LEASE AGREEMENT
                          Dated April 7, 1998 ("LEASE")
                                     between
                      M&T Financial Corporation ("LESSOR")
                                       and
                          CVC Products, Inc. ("LESSEE")

(I) During the term of the Lease the Lessee shall, provided there exists no event(s) of default, have the right to purchase all but not less than all of the scheduled equipment then under lease ("Early Termination Option") for a price equal to the predetermined Fair Market Value as determined by the attached Stipulated Loss Table ("Option Price"). Upon Lessee's exercise of the Early Termination Option, Lessor shall convey to Lessee, all of Lessor's right, title and interest in and to the Equipment on an "as-is, where-is" basis, without recourse or warranty except against any liens placed on the Equipment by Lessor.

The Lessee may exercise the Early Termination Option upon written notice to Lessor given not less than ninety (90) days nor more than one hundred eighty
(180) days prior to the Early Termination Date. Such notice shall be irrevocable. Upon Lessee's exercise of the Early Termination Option, Lessee shall pay to Lessor all due but unpaid rent under the Equipment Schedule together with the Option Price.

In the event that the Early Termination Option is not exercised by the Lessee in accordance with this Rider, all of Lessee's obligations under the Equipment Schedule will continue unaffected.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS RIDER THIS 7th DAY OF APRIL 1998.

LESSEE:                                LESSOR:
CVC Products, Inc.                     M&T Financial Corporation


By: /s/ Emilio DiCataldo               By:
    ----------------------------           ----------------------------
    Emilio DiCataldo                       Jeffrey S. Mastroleo
    Senior Vice President / CFO            Assistant Vice President

                            Stipulated Loss Schedule

Lessee: CVC Products (Schedule #4)
                                                   Percent
Per             Date           Amount              of Cost
----------------------------------------------------------
  1            5/1/98         17,289.23            101.73
  2            6/1/98         16,992.53             99.99
  3            7/1/98         16,692.75             98.22
  4            8/1/98         16,390.26             96.44
  5            9/1/98         16,084.66             94.64
  6           10/1/98         15,775.91             92.83
  7           11/1/98         15,464.43             90.99
  8           12/1/98         15,149.77             89.14
  9            1/1/99         14,831.92             87.27
 10            2/1/99         14,511.29             85.39
 11            3/1/99         14,187.44             83.48
 12            4/1/99         13,860.36             81.56
 13            5/1/99         13,529.87             79.61
 14            6/1/99         13,196.12             77.65
 15            7/1/99         12,859.08             75.66
 16            8/1/99         12,518.60             73.66
 17            9/1/99         12,174.79             71.64
 18           10/1/99         11,827.65             69.59
 19           11/1/99         11,477.00             67.53
 20           12/1/99         11,122.98             65.45
 21            1/1/00         10,765.57             63.35
 22            2/1/00         10,404.61             61.22
 23            3/1/00         10,040.22             59.08
 24            4/1/00          9,672.38             56.91
 25            5/1/00          9,302.86             54.74
 26            6/1/00          8,929.87             52.54
 27            7/1/00          8,553.39             50.33
 28            8/1/00          8,175.18             48.10
 29            9/1/00          7,793.46             45.86
 30           10/1/00          7,408.20             43.59
 31           11/1/00          7,021.17             41.31
 32           12/1/00          6,630.57             39.01
 33            1/1/01          6,236.40             36.70
 34            2/1/01          5,840.40             34.37
 35            3/1/01          5,440.79             32.01
 36            4/1/01          5,037.56             29.64
 37            5/1/01          4,633.62             27.26
 38            6/1/01          4,226.03             24.87
 39            7/1/01          3,814.76             22.45
 40            8/1/01          3,402.75             20.02
 41            9/1/01          2,987.04             17.58
 42           10/1/01          2,567.62             15.11
 43           11/1/01          2,147.41             12.64
 44           12/1/01          1,723.46             10.14
 45            1/1/02          1,295.76              7.62

                           CERTIFICATE OF ACCEPTANCE
                                       to
                 EQUIPMENT SCHEDULE NO. 4, Dated April 7, 1998,
                                       to
             MASTER EQUIPMENT LEASE AGREEMENT, Dated April 7, 1998
                                 (the "Lease")

--------------------------------------------------------------------------------------------------------------------
Leesee's Name and Address:         County: Monroe             Lessor's Name and Address:          County: Erie
CVC Products, Inc.                                            M&T Financial Corporation
525 Lee Road                                                  One Fountain Plaza
Rochester, NY 14606                                           Buffalo, NY 14203

Attn: Mark Harris            Phone: (716) 458-2550 x3196      Attn: Counsel's Office          Phone: (716) 842-5094
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   QTY         EQUIPMENT DESCRIPTION (Manufacturer, Model No., Serial No., Item)
--------------------------------------------------------------------------------
           See Schedule A attached hereto and made a part hereof

--------------------------------------------------------------------------------

Initial Equipment Location (if different from Leesee's address above):
3100 Laurel View Court, Fremont, CA 94538 (Alameda County)

Vendor:
CVC Products, 525 Lee Road, Rochester, NY 14606

Lessee hereby certifies that as of this date the Equipment described above has been delivered to and accepted by Lessee after complete inspection and testing, is correctly described in the Lease (with the exception of serial numbers which if omitted now may be supplied by Lessee in the future by telephone and inserted in the description by Lessor or Assignee), is in good working order, and is satisfactory to Lessee in all respects. Lessee reaffirms that Lessee selected the Equipment based upon its specifications and that Lessee's obligation to pay all amounts due and to become due and perform all other obligations under the Lease is absolute and that any recourse Lessee might have in case of any nonperformance, unsuitability or other failure of the Equipment shall lie with the manufacturer or vendor and in no case with Lessor or Assignee.

                             Date: April 7, 1998

                             LESSEE:
                             CVC Products, Inc.


                             By: /s/ Emilio DiCataldo
                                 -----------------------------------------------
                                 Emilio DiCataldo
                                 Senior Vice President / Chief Financial Officer

                             (If Corporation, President or Vice President should sign and give official title; if Partnership, General Partner; if LLC, Manager)

                                   Schedule A
                             Equipment Description

(1)   Metallurgical Microscope including:
      1 Reconditioned Nikon Optiphot 66 Metallurgical Microscope;
      1 Nikon 200X Plan APO Brightfield Lens;
      1 Nomarski D.E.C. Set comprising Nosepiece, Polarizer, Analyzer and first order Compensator and Prisms

MTFCo

                            CERTIFICATE OF SECRETARY
                                       OF
                                     LESSEE

      I, Christine Whitman, President of CVC Products, Inc. (the "Company"), a Delaware corporation, do CERTIFY in connection with Equipment Schedule No. 4 dated as of April 7, 1998 to Master Equipment Lease Agreement dated as of April 7, 1998 between M&T Financial Corporation (the "Lessor") and the Company as lessee (the "Lease") as follows:

      1. The Company's execution, delivery and performance of the Lease, the Equipment Schedule, the Delivery and Acceptance Certificate and all other collateral instruments and documents related to this transaction (collectively, the "Documents") have been duly authorized by all necessary corporate action on the part of the Company, as evidenced by the copies of the resolution attached hereto, and the Documents will be duly and validly executed if executed by one of the persons whose name appears in Section 2 below;

      2. The following persons are the duly elected or appointed, qualified and acting officers of the Company holding the offices set forth opposite their respective names below, and the signatures appearing opposite their respective names below are the genuine signatures of such persons:

Name                         Office                       Signature

Emilio DiCataldo             Sr Vice President / CFO      /s/ Emilio DiCataldo
________________________     ________________________     ______________________
________________________     ________________________     ______________________

      IN WITNESS WHEREOF, I have executed this Certificate this 7th day of April 1998.


                                       By: /s/ Christine Whitman
                                           -------------------------------------
                                           Christine Whitman
                                           President / CEO

MTFCo

                  EXHIBIT TO CERTIFICATE OF SECRETARY TO LESSEE

                                   RESOLUTION

      On motion of ____________________________________________, seconded by
_____________________________________________, the following Resolutions were adopted by a duly constituted quorum of the Board of Directors [______________] of CVC Products, Inc. (the "Company") present at a meeting duly called and held, or by unanimous written consent, on _____________________, 199_.

      WHEREAS, this Board has determined that in order for the Company to better accomplish its corporate purposes, the Company needs to acquire the use of the Equipment described on the Schedule attached hereto, and

      WHEREAS, the Company has determined that the most economical and efficient means of acquiring the use of said Equipment is pursuant to a lease financing of the Equipment;

      NOW, THEREFORE, be it

      RESOLVED, that the Company is hereby authorized to enter into a Master Equipment Lease Agreement between M&T Financial Corporation and/or M&T Bank as Lessor and the Company as Lessee together with any appropriate equipment schedules, all exhibits, tables, riders and amendments related thereto, substantially in the form annexed hereto; and it is further

      RESOLVED, that in furtherance of the accomplishment of the Lease, the Sr Vice President / CFO, is hereby authorized to consult with and authorize the appropriate officers of the Company to select and designate the particular Equipment to be leased by the Company and the particular source of financing the Equipment; and be it further

      RESOLVED, that in furtherance of the Lease, the Sr Vice President / CFO, is hereby authorized to execute and deliver on behalf of the Company such agreements, indemnities, purchase orders, guarantees of performance or payment or otherwise, leases, bills of sale, certificates or other instruments or obligations as they or any one of them may deem necessary or appropriate to the accomplishment of the Lease, and the execution and delivery of any such agreement, instrument or obligation prior to the date hereof by any such officer is in all respects hereby confirmed, ratified and approved; and be it further

      RESOLVED, that all officers of the Company are authorized and directed to do or cause to be done all such other acts and things, to make all payments, including rent payments, required pursuant to the Lease and related documents, and to execute all such documents, certificates and instruments as in his, her or their judgement may be necessary or advisable in order to carry out the foregoing Resolutions and the Company's obligations under the Lease, or any revised and supplemental lease; and all actions heretofore taken by the officers of the Company in connection with the subject of these Resolutions are hereby approved, ratified and confirmed in all respects.

                                                                       EXHIBIT D

                                   RESOLUTIONS
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                    CVC, INC.

      RESOLVED, that the form, terms and provisions of the proposed term loan and credit facility agreement (the "Credit Agreement"), between CVC, Inc. (the "Corporation"), CVC Products, Inc. (the "Subsidiary") and Manufacturers and Traders Trust Company (the "Lender") substantially on the terms that have been submitted to the directors of the Corporation, pursuant to which, among other things, the Lender will make to the Subsidiary and/or the Corporation term loans in amounts up to an aggregate of $8,000,000 and revolving loans in amounts up to an aggregate of $10,000,000 (based on borrowing base availability), will make available a $2 million capital equipment term loan and lease line and will provide other credit accommodations, all upon the terms set forth therein and in the exhibits thereto, and all transactions referred to therein, be, and the same hereby are, in all respects authorized and approved.

      RESOLVED, that an Authorized Officer of the Corporation and/or the Subsidiary be, and each hereby is, authorized and empowered, in the name and on behalf of the Corporation and/or the Subsidiary, to execute and deliver to the Lender the Credit Agreement and each exhibit thereto of which the Corporation and/or the Subsidiary shall be a signatory, and any and all other agreements, certificates, or other documents which may be described in the Credit Agreement or necessary or required by the Lender, with such change or changes therein as the Authorized Officer or Officers executing the same may approve, the execution thereof, with such change or changes, to be conclusive evidence of such approval.

      RESOLVED, that, in connection with the loan and accommodations to be made by the Lender to the Subsidiary, the form, terms and provisions of the Term and Revolving Notes (the "Notes") and the equipment lease documents, be, and, the same hereby are, in all respects authorized and approved.

      RESOLVED, that an Authorized Officer or Officers of the Corporation and/or the Subsidiary be, and each hereby is, authorized and empowered, in the name and on behalf of the Corporation and/or the Subsidiary, to execute and deliver to the Lender, upon receipt of funds evidenced thereby, the Notes and the lease documents, with such change or changes therein as the Authorized Officer or Officers executing the same may approve, the execution thereof, with such change or changes, to be conclusive evidence of such approval.

      RESOLVED, that the Corporation and/or the Subsidiary be, and hereby are, authorized (i) to borrow such amounts and to sell and lease back from the Lender such equipment in such amounts as an Authorized Officer of the Corporation and/or the Subsidiary may deem appropriate, to be evidenced by appropriate Notes and the lease documents, (ii) to each guaranty the indebtedness of the other to the Lender on terms acceptable to the Lender as evidenced by agreements and guarantees requested by the Lender, (iii) to grant security interests to the Lender in any and all assets of the Corporation and the Subsidiary, and (iv) to pay any and all fees and associated expenses; and the same (including all documents evidencing same) hereby are, authorized and approved.

      RESOLVED, that the agreements, instruments, notes and documents heretofore entered into by the Corporation and/or the Subsidiary with the Lender are hereby ratified and affirmed;

      RESOLVED, that, in connection with loans to be made by the Lender to the Subsidiary, an Authorized Officer of the Corporation and/or the Subsidiary be, and hereby is, authorized and empowered to open and maintain such bank accounts at such bank or banks as the Lender may request, and that any resolutions furnished by such banks for such purposes be deemed adopted as and for the resolutions of the Board of Directors with the same force and effect as if fully set forth herein.

      RESOLVED, that the President and Senior Vice President of the Corporation and the Subsidiary, and any person duly authorized to act in such capacity be, and each of them hereby is, designated an "Authorized Officer" for purposes of these resolutions, the Credit Agreement, the Notes, the lease documents and any other documents and instruments necessary, proper or convenient to implement or accomplish the transactions involved in, or related to, any thereof.

      RESOLVED, that the Authorized Officers of the Corporation and/or the Subsidiary be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Corporation and/or the Subsidiary, to execute and deliver such certificates, documents, agreements and instruments containing in each case such terms and conditions, and to take such other action, as any such officer, in his or her sole discretion, shall deem necessary or appropriate fully to effectuate and to carry out the purposes and intent of the foregoing resolutions, the execution or delivery of any of same or the taking of any such action to be conclusive evidence of the necessity or appropriateness thereof.

                                  BILL OF SALE
                                       TO
                            M&T FINANCIAL CORPORATION

         KNOW ALL MEN BY THESE PRESENTS THAT: CVC Products, Inc., a Delaware corporation with its chief executive office at 525 Lee Road, Rochester, NY 14606 (herein called the "Seller"), for and in consideration of the sum of One Dollar ($1) and other good and valuable consideration, receipt of which is hereby acknowledged, does hereby grant, bargain, sell, assign, transfer, and set over unto M&T Financial Corporation, a New York corporation (herein called the "Buyer"), its successors and assigns, all right, title, and interest of the Seller in and to the personal property described below (and, if any additional page is annexed hereby as Schedule A, listed and described in said Schedule A) together with all parts and accessories attached hereto (all such personal property, parts, and accessories being herein collectively called the "Equipment"), TO HAVE AND TO HOLD for its and their own use and benefit forever.

 QUANTITY          MANUFACTURER/MODEL          DESCRIPTION          SERIAL NO.
 --------          ------------------          -----------          ----------

             See Schedule A attached hereto and made a part hereof.

      The Seller hereby represents and warrants to the Buyer, its successors and assigns: (I) that the Seller has full legal and beneficial title to the Equipment and the good and lawful right to sell the same; and (ii) that good and marketable title to the Equipment is hereby duly vested in the Buyer free and clear of all claims, liens, encumbrances, and rights of others of any nature. The Seller hereby covenants and agrees to defend such title forever against all claims and demands whatsoever.

      IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed and delivered by its duly authorized officer this 7th day of April 1998.

                                       SELLER:
                                       CVC Products, Inc.


                                       By: /s/ Emilio DiCataldo
                                           -------------------------------------
                                           Emilio DiCataldo
                                           Senior Vice President / CFO

                                   Schedule A
                             Equipment Description

(1)   Metallurgical Microscope including:
      1 Reconditioned Nikon Optiphot 66 Metallurgical Microscope;
      1 Nikon 200X Plan APO Brightfield Lens;
      1 Nomarski D.E.C. Set comprising Nosepiece, Polarizer, Analyzer and first order Compensator and Prisms

MTFCo

                               PAY PROCEEDS LETTER

Date: April 7, 1998

M&T Financial Corporation
Manufacturers and Traders Trust Company (M&T Bank)
One Fountain Plaza
Buffalo, New York 14203
Attention: Equipment Leasing

Re: Equipment Schedule No. 4 between CVC Products, Inc. (Lessee) and M&T Financial Corporation as (Lessor) (the "Lease).

You are hereby authorized to disburse funds to purchase the Equipment for the above Lease as directed below. We understand that under Uniform Commercial Code
Article 4A M&T Bank and all other banks handling funds transfers are entitled to rely on the bank number and account number we provide without reference to names or account titles, and that you have no duty to discover any discrepancies. We have taken appropriate care to verify our instructions to you, and you will not be liable for any loss that, may result from our error in these instructions. We also agree to the provisions on the reverse.

================================================================================

1.   Payee:                   M&T Financial Corporation   Ein #  _______________
     Amount:                  $16,995.00
     Ref:                     payoff of Schedule 1
|_|  Deposit to M&T Bank
       Account No.            _________________________
|_|  Check                    _________________________
|_|  Funds Transfer to:
       Account No.            _________________________
     Account Name:            _________________________   Bank R/T No __________
     Bank Name:               _________________________   Telephone: ___________

================================================================================

2.   Payee:                   _________________________   Ein #  _______________
     Amount:                  _________________________
     Ref:                     _________________________
|_|  Deposit to M&T Bank
       Account No.            _________________________
|_|  Check                    _________________________
|_|  Funds Transfer to:
       Account No.            _________________________
     Account Name:            _________________________   Bank R/T No __________
     Bank Name:               _________________________   Telephone: ___________

================================================================================

Agreed:

LESSEE:
CVC Products, Inc.


By: /s/ Emilio DiCataldo
    --------------------------------------------
Emilio DiCataldo
Senior Vice President / Chief Financial Officer

MTFCo

                            FUNDS TRANSFER AGREEMENT
                              SINGLE PAYMENT ORDER

To induce Lessor to execute the funds transfer payment order on the front of this form, Lessee makes the following waivers and agrees to the following terms and conditions.

      1. Waiver of Lessor's Security Procedures. Lessee hereby rejects and waives the protection of the Lessor's customary funds transfer security procedures, and agrees that a request for personal identification in a procedure including signature comparison shall be deemed a commercially reasonable security procedure for purposes of Article 4A of the Uniform Commercial Code.

      2. Authorization. Lessee shall supply Lessor with all information that Lessor requests including, but not limited to, money amounts; beneficiary's account number, name and Lessor; value date; supplemental instructions; and further evidence of the authority of any of Lessee's authorized representatives to issue Payment Orders or to do any other act contemplated under this Agreement. For Lessees protection, Lessor may reject any Payment Order if Lessor is unable to obtain satisfactory verification of the Order or its due authorization. If Lessee is an entity, the person signing this agreement certifies that he or she is duly authorized to execute such transaction on behalf of Lessee; and acknowledges that any false statement will render him or her personally liable for monetary damages as well as criminal penalties including substantial fines and imprisonment under federal and state law.

      3. Account Number Controls. Lessee ACKNOWLEDGES RECEIPT OF NOTICE THAT M&T Lessor, ALL INTERMEDIARY LessorS AND BENEFICIARY'S Lessor ARE ENTITLED TO RELY ON THE BENEFICIARY'S ACCOUNT NUMBER AND ANY Lessor IDENTIFYING NUMBER AS STATED IN THE PAYMENT ORDER AS RECEIVED EVEN IF THE NUMBER AND NAME GIVEN FOR THE BENEFICIARY REFER TO DIFFERENT PERSONS OR LessorS. Lessee IS WARNED TO VERIFY ALL ACCOUNT NUMBERS AND Lessor NUMBERS WITH EXTRAORDINARY CARE.

      4. Risk of Clear Text. Lessee understands that all Payment Orders are transmitted in Clear Text and Lessee assumes full responsibility for all such Payment Orders executed by Lessor at Lessee's request.

      5. Standard of Care. Lessee agrees Lessor has no responsibility beyond executing the transaction requested with ordinary care, subject to this Agreement. Lessor shall be conclusively deemed to have exercised ordinary care if Lessor has followed procedures customary in the industry or if Lessee has not followed such procedures.

      6. Cancellation. Lessee shall have no right to amend a Payment Order or to cancel it after Lessor has begun processing it. In case of Lessee error, Lessor has no obligation but reserves the right to attempt to assist Lessee to recover its funds.

      7. Limited to Available Funds. A Payment Order is debited to Lessee's designated account when it is executed by Lessor. Lessee agrees that its Payment Orders shall not exceed the available balance in Lessee's account on the execution date. If Lessee's account does not contain sufficient available funds on that date, Lessor may reject any or all of Lessee's Payment Orders for that date, charge any of Lessee's other accounts with Lessor, or execute any one or more Payment Orders on that date; and Lessor shall not be liable for any damages (including without limitation special or consequential damages) Lessee suffers as a result of such rejections. If Lessor does in its discretion execute a Payment Order which results in an overdraft in Lessee's account, Lessor shall be entitled to charge and Lessee shall be obligated to pay interest on such overdraft. Lessee's account will be liable for statutory overdraft charges whether or not the overdraft Payment Order is executed.

      8. Expenses. Lessee agrees to pay Lessor's customary funds transfer fees as in effect from time to time and to reimburse Lessor for any out-of-pocket expenses incurred by Lessor. Such fees and expenses shall be paid in cash immediately on demand or by Lessor's debiting Lessee's account(s) at Lessor.

      9. Notice of Errors. Lessee shall promptly review the transfer confirmation or advice mailed to Lessee by Lessor after each transfer and notify Lessor of any discrepancy in writing as soon as possible and in any event within 60 calendar days of the transfer. Lessee shall also promptly review and reconcile its periodic statements of account provided by Lessor and report any discrepancies to Lessor in writing within 60 calendar days after the statement date. Lessee expressly agrees that its failure to so report any such discrepancies shall relieve Lessor of any liability for interest on any refund to which Lessee may be entitled with respect to such unreported discrepancies. Statements and advices shall be deemed received 5 days after mailing.

      10. Disclosure of Information. Lessee acknowledges that Lessor may be or become required by federal regulation to report or make information available concerning all or some classes of funds transfers.

      11. Force Majeure. Lessee agrees that Lessor is not liable for any error, interruption, delay, or failure in transmission occasioned by any circumstances beyond Lessor's control including but not limited to discrepancies or ambiguity in any Payment Order, funds transfer system unavailability, weather, failure of power, other utilities or communication media, strikes, industrial sabotage, war, governmental interference, and error, delay, insolvency or unavailability of other receiving, intermediary or beneficiary Lessors.

      12. Indemnity. Lessee agrees to hold Lessor harmless and indemnify Lessor for any and all claims, liabilities, demands, costs, expenses (including but not limited to attorneys' fees and disbursements), losses or damages of any nature whatsoever arising directly or indirectly from any Payment Order executed pursuant to this Agreement except for liability to Lessee caused by gross negligence or willful misconduct of Lessor. In no event shall Lessor be liable for any consequential or special damages.

      13. Governing Law. This Agreement shall be governed by the internal laws of New York State (including without limitation Article 4A of the Uniform Commercial Code) and by applicable federal law and regulations.

All notices to Lessor shall be directed to the Manager, Commercial Loan Operations, 3rd Floor, Manufacturers and Traders Trust Company, One Fountain Plaza, Buffalo, New York 14203; all notices to Lessee shall be directed to Lessee at the most recent address listed in the records of Lessor.

New York State Department of Taxation and Finance                  ST-121 (4/93)

                                                --------------------------------
[LOGO]                                          To Purchasers and Vendors:

                                                Before issuing or accepting this
                                                certificate read instructions on
                                                the back carefully.
                                                --------------------------------

                   New York State and Local Sales and Use Tax

                             Exempt Use Certificate

--------------------------------------------------------------------------------
Name of vendor                             Name of purchaser

M&T Financial Corporation                  CVC Products, Inc.

--------------------------------------------------------------------------------
Street address                             Street address
One Fountain Plaza                         525 Lee Rd.

--------------------------------------------------------------------------------
City            State      ZIP code        City          State         ZIP code
Buffalo          NY         14203          Rochester,     NY             14606
--------------------------------------------------------------------------------

1     I have been issued a New York State Certificate of Authority,
                         # 16-1017191                      to collect
      ---------------------------------------------------,
      (Enter your sales tax vendor identification number)

      New York State and local sales and compensating use tax, and this certificate has not expired or been suspended or revoked.

2 The purchase I am making is exempt from the state or state and local sales and use taxes because the property or the services will be used for the exempt purpose indicated below.

================================================================================
Part I -- Promotional Materials Single purchase certificate only of promotional materials that will be distributed to customers or
---   prospective customers located outside New York State for use outside the
 %    state. (The percentage must be filled in for this certificate to be
--- valid.) Only these promotional materials are exempt from all state and local sales and use taxes.
================================================================================

================================================================================
Check one: |_| Single purchase certificate |_| Blanket certificate

This form cannot be used to purchase motor fuel or diesel motor fuel exempt from sales tax or to relieve a vendor of the liability for the lubricating oil tax or beverage container tax.

Part II -- Manufacturing Exemptions

|_|  (a)    Machinery and equipment, including parts with a useful life of more than a year when purchased for use or consumption directly and predominantly in the production of tangible personal property, gas, electricity, refrigeration or steam for sale, or telephone central office equipment or station apparatus or comparable telegraph equipment used directly and predominantly to receive or initiate and switch telephone or telegraph communication. Paragraph (a) purchases are exempt from all state and local sales and use taxes.

|_|  (b)    Parts with a useful life of one year or less, tools or supplies used directly and predominantly in production or used directly and predominantly in or on the telephone or telegraph equipment or apparatus described in paragraph (a) of this part, or:

            Purchases of (check one or more boxes): |_| Fuel |_| Gas
            |_| Electricity |_| Refrigeration |_| Steam for use or consumption directly and exclusively in the production of tangible personal property, gas, electricity, refrigeration or steam for sale.

            Paragraph (b) purchases are exempt from all state and local taxes when delivered outside New York City and subject to New York City local sales or use tax when delivered or used in New York City.

|_|  (c)    Installing, repairing, maintaining or servicing of the following are exempt from state tax, but are subject to the New York City taxes and all other local sales and use taxes:

            -- machinery or equipment used directly and predominantly in production;
            -- telephone or telegraph central office equipment or station apparatus used directly and predominantly to receive or initiate and switch telephone or telegraph communication;
            -- parts, tools or supplies described in paragraph (b) of this part.

Part III -- Other exemptions -- exempt from all sales and use taxes

|_|  (d)    Tangible personal property for use or consumption directly and predominantly in research and development in the experimental or laboratory sense.

|_|  (e)    Cartons, containers, and other wrapping and packaging materials and supplies, for use by a vendor to package tangible personal property for sale and actually transferred to the purchaser of the property.

|_|  (f)    Purchases of (check one or more boxes): |_| Gas |_| Electricity
            |_| Refrigeration |_| Steam
            for use or consumption directly and exclusively in research and development in the experimental or laboratory sense.

|_|  (g)    Other (describe exempt use and identify the section of the Tax Law covering this exemption.)

            ____________________________________________________________________
            ____________________________________________________________________

================================================================================

       Substantial penalties will result from misuse of this certificate
                            (see back of this form).

--------------------------------------------------------------------------------
   Signature of owner,
   partner, officer of
purchasing corporation, etc.       Print name and give title             Date

 /s/ Emilio O. DiCataldo               Emilio O. DiCataldo              5/28/98
--------------------------------------------------------------------------------

             Uniform Commercial Code - FINANCING STATE - Form UCC-1

This FINANCING STATEMENT is presented to a Filing Officer for the filing pursuant to the Uniform Commercial Code.

No. Of Additional Sheets Presented:
-----------------------------------------------     ----------------------------
1. Debtor(s) (Last Name First) and Address(es):     4. For Filing Officer: Date,
                                                       Time, No. Filing Office
      CVC Products, Inc.
      525 Lee Road
      Rochester, NY 14606                           ----------------------------

----------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

      M&T Financial Corporation
      One Fountain Plaza
      Buffalo, NY 14203

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

      See Schedule A attached hereto and made a part hereof

--------------------------------------------------------------------------------
7.    |_|   The described crops are growing or to be grown on:*

      |_|   The described goods are or are to be affixed to:*
            *(Describe Real Estate Below)

--------------------------------------------------------------------------------
8. Describe Real Estate Here: |_| This statement is to be indexed in the Real Estate Records:

           No. & Street           Town or City             County

--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. |_| This statement is filed without the debtor's signature to perfect a security interest in collateral under a security agreement signed by debtor authorizing secured party to file this statement.

      CVC Products, Inc.                      M&T Financial Corporation
      ----------------------------------      ----------------------------------


      By /s/ Emilio DiCataldo                 By _______________________________
         -------------------------------
      Signature(s) of Debtor(s)               Signature(s) of Secured Party(ies)

================================================================================
                                For Bank Use Only

      Borrower:
      Obligor #:           _________________________
      Filing Jurisdiction: New York State                REF #:
================================================================================

UCC-1 (1-97)                                             File Copy-Secured Party

                                                         PLEASE RETURN COPY TO:
                                                         M&T BANK
                                                         P.O. BOX 1358
                                                         BUFFALO, NEW YORK 14240

                                   Schedule A
                             Equipment Description

(1)   Metallurgical Microscope including:
      1 Reconditioned Nikon Optiphot 66 Metallurgical Microscope;
      1 Nikon 200X Plan APO Brightfield Lens;
      1 Nomarski D.E.C. Set comprising Nosepiece, Polarizer, Analyzer and first order Compensator and Prisms

Including all replacements, parts, substitutions, modifications, accessories, additions, attachments, accessions and tools of Debtor now or hereafter installed therein, affixed thereto or used or intended to be used in connection therewith

             Uniform Commercial Code - FINANCING STATE - Form UCC-1

This FINANCING STATEMENT is presented to a Filing Officer for the filing pursuant to the Uniform Commercial Code.

No. Of Additional Sheets Presented:
-----------------------------------------------     ----------------------------
1. Debtor(s) (Last Name First) and Address(es):     4. For Filing Officer: Date,
                                                       Time, No. Filing Office
      CVC Products, Inc.
      525 Lee Road
      Rochester, NY 14606                           ----------------------------

----------------------------------------------
2. Secured Party(ies) Name(s) and Address(es)

      M&T Financial Corporation
      One Fountain Plaza
      Buffalo, NY 14203

--------------------------------------------------------------------------------
5. This Financing Statement covers the following types (or items) of property:

      See Schedule A attached hereto and made a part hereof

--------------------------------------------------------------------------------
7.    |_|   The described crops are growing or to be grown on:*

      |_|   The described goods are or are to be affixed to:*
            *(Describe Real Estate Below)

--------------------------------------------------------------------------------
8. Describe Real Estate Here: |_| This statement is to be indexed in the Real Estate Records:

           No. & Street           Town or City             County

--------------------------------------------------------------------------------
9. Name of a Record Owner

--------------------------------------------------------------------------------
10. |_| This statement is filed without the debtors signature to perfect a security interest in collateral under a security agreement signed by debtor authorizing secured party to file this statement.

      CVC Products, Inc.                      M&T Financial Corporation
      ----------------------------------      ----------------------------------


      By /s/ Emilio DiCataldo                 By _______________________________
         -------------------------------
      Signature(s) of Debtor(s)               Signature(s) of Secured Party(ies)

================================================================================
                                For Bank Use Only

      Borrower:
      Obligor #:           _________________________
      Filing Jurisdiction: New York State                REF #:
================================================================================

UCC-1 (1-97)                                             File Copy-Secured Party

                                                         PLEASE RETURN COPY TO:
                                                         M&T BANK
                                                         P.O. BOX 1358
                                                         BUFFALO, NEW YORK 14240

                                   Schedule A
                             Equipment Description

(1)   Metallurgical Microscope including:
      1 Reconditioned Nikon Optiphot 66 Metallurgical Microscope;
      1 Nikon 200X Plan APO Brightfield Lens;
      1 Nomarski D.E.C. Set comprising Nosepiece, Polarizer, Analyzer and first order Compensator and Prisms

Including all replacements, parts, substitutions, modifications, accessories, additions, attachments, accessions and tools of Debtor now or hereafter installed therein, affixed thereto or used or intended to be used in connection therewith